Exhibit 4.4

BREAD FINANCIAL CARD ISSUANCE TRUST

as Issuer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION

as Securities Intermediary

[FORM OF] SERIES [__]-[__] INDENTURE SUPPLEMENT

Dated as of [_____], 20[__]

to

INDENTURE

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

Page

Exhibit B-1	Form of Monthly Noteholders’ Statement	B-1-1

Exhibit B-2	Form of Monthly Payment Instruction and Notice	B-2-1

Exhibit B-3	Form of Annual Payment Information	B-3-1

Exhibit C	Form of Monthly Servicer’s Certificate	C-1

-iii-

SERIES [__]-[__] INDENTURE SUPPLEMENT, dated as of [_____], 20[__] (this “Indenture Supplement”), by and between BREAD FINANCIAL CARD ISSUANCE TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), having its principal office in care of the Owner Trustee at 103 Bellevue Parkway, 3rd Floor, Wilmington, DE 19809, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Securities Intermediary (the “Securities Intermediary”).

Pursuant to this Indenture Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof. The Issuer has tendered the notice of issuance required by Section 4.09(a)(i) of the Indenture (unless such notice requirement is otherwise waived) and this Indenture Supplement is being entered into by and between the Issuer and the Indenture Trustee as required by Section 4.09(a)(vi) of the Indenture to provide for the issuance, authentication and delivery of each of the Class A Notes, Series [__]-[__] and the Class B Notes, Series [__]-[__].

The transactions set forth in this Indenture Supplement, together with the Transaction Documents, shall be an arm’s length, bona fide securitization transaction.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1)  the terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Indenture Supplement, apply to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter gender of such terms;

(2)  all other terms used herein which are defined in the Indenture, the Transfer Agreement or the Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

(3)  all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4)  all references in this Indenture Supplement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5)  in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the Transfer Agreement or the Servicing Agreement, the terms and provisions of this Indenture Supplement shall be controlling;

(6)  each capitalized term defined herein shall relate only to the Series [__]-[__] Notes and no other Series of Notes issued by the Issuer;

(7)  “including” and words of similar import shall be deemed to be followed by “without limitation”; and

(8)  any reference in this Indenture Supplement to “annualized” or “annualized percentage equivalent” means a conversion to an annual rate calculated on the basis of a 360-day year comprised of twelve 30-day months.

“Accumulation Reserve Account” has the meaning specified in Section 4.11(a).

“Accumulation Reserve Account Funding Date” means the Distribution Date designated by the Servicer which occurs not later than the Distribution Date with respect to the Monthly Period which commences three (3) months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.06(c)); provided, however, that subject to satisfaction of the Rating Agency Condition, the Accumulation Reserve Account Funding Date may be any date selected by the Servicer.

“Accumulation Reserve Account Surplus” means, as of any date of determination, the amount, if any, by which the amount on deposit in the Accumulation Reserve Account exceeds the Required Accumulation Reserve Account Amount.

“Accumulation Reserve Draw Amount” has the meaning specified in Section 4.11(c).

“Additional Interest” means, with respect to any Distribution Date, any Class A Additional Interest and any Class B Additional Interest for such Distribution Date.

“Adjusted Outstanding Principal Amount” means, as of any date of determination, the Outstanding Principal Amount of the Series [__]-[__] Notes on such date of determination, less any funds then on deposit with respect to principal in the Supplemental Issuer Accounts for the benefit of such Series [__]-[__] Notes on such date of determination.

“Administrator” means the Bank, in its capacity as administrator of the Issuer, and any permitted successors or assigns thereto.

“Aggregate Series Available Finance Charge Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Finance Charge Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Finance Charge Collections Series in Shared Excess Available Finance Charge Collections Group [__] for such Monthly Period.

“Aggregate Series Available Principal Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of the Series Available Principal Collections Shortfalls (as such term is defined in each of the applicable Indenture Supplements) for each Shared Excess Available Principal Collections Series in Shared Excess Available Principal Collections Group [__] for such Monthly Period.

“Allocation Amount” means, (a) as of the Closing Date, the Series [__]-[__] Stated Principal Amount and (b) on any date of determination thereafter, the sum of, without duplication, (i) the Allocation Amount determined as of the later of the Closing Date or the date of determination immediately prior to the then current date of determination, plus (ii) the amount of all increases in the Series [__]-[__] Stated Principal Amount resulting from the issuance of additional Series [__]-[__] Notes since the prior date of determination, plus (iii) all reimbursements (without duplication), as provided in Section 4.04(e) or otherwise, of reductions in the Allocation Amount due to Investor Charge-Offs or Reallocated Principal Collections since the prior date of determination, minus (iv) the amount of the reduction in the Allocation Amount due to Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.07, minus (v) the amount of the reduction in the Allocation Amount due to the application of Reallocated Principal Collections since the prior date of determination, determined as set forth in Section 4.08, minus (vi) the amount deposited into the Principal Funding Account or (without duplication) deposited into the Distribution Account pursuant to Section 4.05(c) or paid to the Series [__]-[__] Noteholders (in each case, after giving effect to any deposits, allocations, reallocations or withdrawals to be made on such day) since the prior date of determination; provided, however, that (A) the Allocation Amount may never be less than zero, (B) the Allocation Amount may never be greater than the Adjusted Outstanding Principal Amount, and (C) if there is a sale of Collateral in accordance with Section 4.14, the Allocation Amount will be reduced to zero upon such sale.

“Applicable Distribution Date” has the meaning specified in Section 9.01(b).

“Available Accumulation Reserve Account Amount” means, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Accumulation Reserve Account on such Distribution Date (after taking into account any interest and earnings retained in the Accumulation Reserve Account pursuant to Section 4.11(b) on such date, before giving effect to any deposit made or to be made to the Accumulation Reserve Account pursuant to Section 4.11(f) on such Distribution Date) and (b) the Required Accumulation Reserve Account Amount.

“Available Finance Charge Collections” means, with respect to the Series [__]-[__] Notes, the Series [__]-[__] Available Finance Charge Collections and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Available Principal Collections” means, with respect to the Series [__]-[__] Notes, the Series [__]-[__] Available Principal Collections and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Base Rate” means, with respect to any Distribution Date, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the

Class A Monthly Interest and the Class B Monthly Interest for such Distribution Date and the denominator of which is the Outstanding Principal Amount as of the Record Date for such Distribution Date and (b) the Servicing Fee Percentage for such Distribution Date.

[“Benchmark” means, initially, the SOFR Rate; provided that if the Administrator determines prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.]

[“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date;

(1)  the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)  the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)  the sum of: (a) the alternate rate of interest that has been selected by the Administrator as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate securities at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date:

(1)  the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)  if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3)  the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrator giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate securities at such time.]

[“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Administrator decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Administrator determines is reasonably necessary).]

[“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)  in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)  in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.]

[“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)  a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(2)  a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)  a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.]

“Class” means the Class A Notes and the Class B Notes, as applicable.

“Class A Additional Interest” has the meaning specified in Section 4.02(a).

“Class A Interest Shortfall” has the meaning specified in Section 4.02(a).

“Class A Monthly Interest” has the meaning specified in Section 4.02(a).

“Class A Note” means any one of the Notes substantially in the form of Exhibit A-1, which is duly executed and authenticated in accordance with the Indenture.

“Class A Note Interest Rate” means, with respect to any Interest Period for the Class A Notes, a per annum rate equal to [ %][the SOFR Rate + [ ]%; provided that, if the SOFR Rate plus [ ]% is less than 0.00% for any Interest Period, then the Class A Note Interest Rate for such Interest Period will be deemed to be 0.00%].

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Stated Principal Amount” means $[____], plus the amount of any increases resulting from the issuance of additional Class A Notes.

“Class B Additional Interest” has the meaning specified in Section 4.02(b).

“Class B Interest Shortfall” has the meaning specified in Section 4.02(b).

“Class B Monthly Interest” has the meaning specified in Section 4.02(b).

“Class B Note” means any one of the Notes substantially in the form of Exhibit A-2, which is duly executed and authenticated in accordance with the Indenture.

“Class B Note Interest Rate” means, with respect to any Interest Period for the Class B Notes, a per annum rate equal to [ %][the SOFR Rate + [ ]%; provided that, if the SOFR Rate plus [ ]% is less than 0.00% for any Interest Period, then the Class B Note Interest Rate for such Interest Period will be deemed to be 0.00%].

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Stated Principal Amount” means $[____], plus the amount of any increases resulting from the issuance of additional Class B Notes.

“Closing Date” means [_____], 20[__].

“Code” means the Internal Revenue Code of 1986, as amended.

[“Compounded SOFR” with respect to any U.S. Government Securities Business Day, shall mean:

(1)  the applicable compounded average of SOFR for a tenor of thirty (30) days as published on such U.S. Government Securities Business Day at the SOFR Determination Time; or

(2)  if the rate specified in (1) above does not so appear, the applicable compounded average of SOFR for a tenor of thirty (30) days as published in respect of the first preceding U.S. Government Securities Business Day for which such rate appeared on the FRBNY’s Website.

The specific Compounded SOFR rate is referred to by its tenor. For example, “30-day Average SOFR” refers to the compounded average SOFR over a rolling 30-calendar day period as published on the FRBNY’s Website.]

“Controlled Accumulation Amount” means, for any Distribution Date with respect to the Controlled Accumulation Period, the result of (rounded up to the nearest whole dollar) (a) the Outstanding Principal Amount as of the last day of the Revolving Period, divided by (b) the Controlled Accumulation Period Length; provided, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Outstanding Principal Amount minus any amount already on deposit in the Principal Funding Account on such Distribution Date.

“Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period beginning on the first Business Day of the [________] Monthly Period or such later date as is determined in accordance with Section 4.06(c) and ending on the earlier to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full of the Series [__]-[__] Stated Principal Amount of, and any Monthly Interest due on, the Series [__]-[__] Notes.

“Controlled Accumulation Period Length” has the meaning specified in Section 4.06(c).

“Controlled Deposit Amount” means, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount from the immediately preceding Distribution Date.

“Covered Amount” means, with respect to any Transfer Date preceding (a) each Distribution Date with respect to the Controlled Accumulation Period and (b) the first Distribution Date with respect to the Early Amortization Period, an amount equal to the sum of (i) the product of (A) the Class A Note Interest Rate in effect with respect to such Interest Period, (B) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period][thirty (30)] and the denominator of which is 360, and (C) the Principal Funding Account Balance, if any, as of the immediately preceding Distribution Date, up to the Outstanding Principal Amount of the Class A Notes as of the last day of the immediately preceding Monthly Period, and (ii) the product of (A) the Class B Note Interest Rate in effect with respect to such Interest Period, (B) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period][thirty (30)] and the denominator of which is 360, and (C) the lesser of (x) the Principal Funding Account Balance, if any, as of the preceding Distribution Date in excess of the Outstanding Principal

Amount of the Class A Notes as of the last day of the immediately preceding Monthly Period and (y) the Outstanding Principal Amount of the Class B Notes as of the last day of the immediately preceding Monthly Period.

“Credit Risk and Performance Disclosure” means written information that the Issuer shall cause to be distributed about the Notes and the Receivables at the financial asset or pool level, as appropriate for the Receivables, and security-level to enable evaluation and analysis of the credit risk and performance of the Notes and the Receivables, which information and its disclosure, at a minimum, shall comply with the requirements of Regulation AB (to the extent then in effect) or any successor disclosure requirements for public issuances, even if the Notes are issued in a private placement or are not otherwise required to be registered; provided, that information that is unknown or not available to the Issuer after reasonable investigation may be omitted if there is included in the offering document a statement that the specific information is otherwise unavailable.

“Deficit Controlled Accumulation Amount” means (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

“Denominator Reset Date” means (a) each Addition Date relating to Additional Accounts (which, for the avoidance of doubt, shall exclude any Addition Date relating to Automatic Additional Accounts) and (b) each Removal Date.

“Distribution Account” means the Eligible Deposit Account designated as such and established pursuant to Section 4.15.

“Early Amortization Event” means, with respect to the Series [__]-[__] Notes, the events specified in Section 5.01 hereof and Article XII of the Indenture.

“Early Amortization Period” means the period commencing at the opening of business on the date on which an Early Amortization Event with respect to Series [__]-[__] is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Series [__]-[__] Stated Principal Amount of, and any Series [__]-[__] Monthly Interest due on, the Series [__]-[__] Notes, (b) the date on which Collateral is sold pursuant to Section 4.14, and (c) the Legal Maturity Date.

“EUWA” means the European Union (Withdrawal) Act 2018 (as amended).

“EU Securitization Regulation” means the provisions of Article 5(1)(d) and Articles 6(1) and 6(3) of Regulation (EU) 2017/2402 of the European Parliament and the Council of December 12, 2017.

“EU Securitization Rules” means the EU Securitization Regulation, together with all relevant implementing regulations in relation thereto, all regulatory technical standards and implementing technical standards in relation thereto or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the EU Securitization Regulation and, in each case, any relevant guidance and direction published in relation thereto by the European Banking Authority, the European Securities and Markets Authority and the European Insurance and Occupational Pensions Authority (or in each case, any predecessor or any other applicable regulatory authority) or by the European Commission, in each case, as amended and in effect from time to time.

“Excess Spread Percentage” means, with respect to each Distribution Date, as determined on the Determination Date, an amount equal to the Series [__]-[__] Portfolio Yield with respect to the related Monthly Period minus the Base Rate with respect to such Distribution Date.

“Expected Final Distribution Date” means the [_____], [___] Distribution Date.

“FATCA” has the meaning specified in Section 8.04.

[“FRBNY” means the Federal Reserve Bank of New York.]

[“FRBNY’s Website” means the website of the FRBNY, currently at https://www.newyorkfed.org/markets/reference-rates/sofr-averages-and-index or at such other page as may replace such page on the FRBNY’s website.]

“Floating Allocation Percentage” means, with respect to the Series [__]-[__] Notes, the Series [__]-[__] Floating Allocation Percentage and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Hague Securities Convention” means The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (concluded July 5, 2006), which became effective in the United States of America on April 1, 2017.

“IAI” has the meaning specified in Section 8.06(b).

“Indenture” means the Indenture, dated as of June 11, 2026, by and among the Issuer, the Indenture Trustee and the Securities Intermediary, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Supplement” has (a) with respect to Series [__]-[__], the meaning specified in the preamble hereto and (b) with respect to any other Series of Notes, the meaning specified in the Indenture.

“Indenture Trustee” means U.S. Bank Trust Company, National Association, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Initial Distribution Date” means [_____] [___], 20[__].

“Interest Period” means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the Initial Distribution Date, from and including the Closing Date) and to but excluding such Distribution Date.

“Investor Charge-Off” has the meaning specified in Section 4.07.

[“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.]

[“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.]

[“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.]

“Issuer” has the meaning specified in the preamble hereto.

“Legal Maturity Date” means the [_____], [___] Distribution Date.

“Maximum Delinquency Percentage” means, with respect to Series [__]-[__], [___]%.

“Monthly Interest” means the Series [__]-[__] Monthly Interest.

“Monthly Reallocated Amount” means, with respect to any Distribution Date, an amount (which shall never be less than zero) equal to the lesser of (a) the excess of the amounts distributable pursuant to Section 4.04(a) and Section 4.04(b) over the Series [__]-[__] Available Finance Charge Collections and Shared Excess Available Finance Charge Collections available to make such distribution pursuant to Section 4.04(a) and Section 4.04(b), and (b) (i) the Class B Stated Principal Amount minus (ii) the amount of unreimbursed Investor Charge-offs (after giving effect to Investor Charge-offs as of the current Distribution Date) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date).

“Optional Amortization Amount” means, with respect to any Series of Notes, an “Optional Amortization Amount” for such Series of Notes as specified in the related Indenture Supplement.

“Owner Trustee” has the meaning specified in the Trust Agreement.

“Partial Commingling Condition” has the meaning specified in the Servicing Agreement.

“Principal Allocation Percentage” means, with respect to the Series [__]-[__] Notes, the Series [__]-[__] Principal Allocation Percentage and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Principal Funding Account” means the Eligible Deposit Account designated as such and established pursuant to Section 4.06(a).

“Principal Funding Account Balance” shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

“Principal Funding Account Investment Proceeds” shall have the meaning specified in Section 4.06(a)(ii).

“QIB” has the meaning specified in Section 8.06(b).

“Quarterly Excess Spread Percentage” means (a) with respect to the [_____] 20[__] Distribution Date, the Excess Spread Percentage with respect to the immediately preceding Monthly Period, (b) with respect to the [_____] 20[__] Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages for the immediately preceding two (2) Monthly Periods and the denominator of which is two (2), and (c) with respect to the [_____] 20[__] Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Spread Percentages for the immediately preceding three (3) Monthly Periods and the denominator of which is three (3).

“Rating Agency” means [_____].

“Reallocated Principal Collections” means, with respect to any Distribution Date, Series [__]-[__] Principal Collections applied in accordance with Section 4.08.

“Record Date” means the last day of the Monthly Period immediately preceding the related Distribution Date.

[“Reference Time” means, if the Benchmark is not the SOFR Rate, the time determined by the Administrator after giving effect to the Benchmark Replacement Conforming Changes.]

“Regulation RR” means the regulations under Section 15G of the Securities Exchange Act, added pursuant to Section 941(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

[“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.]

“Required Accumulation Reserve Account Amount” means, with respect to any Distribution Date on or after the Accumulation Reserve Account Funding Date, an amount equal to (a) [__]% of the Outstanding Principal Amount of the Series [__]-[__] Notes as of the Record Date for the related Distribution Date or (b) any other amount designated by the Transferor; provided, that if the amount is less than that determined under clause (a), the Rating Agency Condition shall have been satisfied with respect to such designation and written evidence of the satisfaction of the Rating Agency Condition has been delivered to the Servicer and the Indenture Trustee.

“Required Quarterly Excess Spread Percentage” means [__]%; provided, however, that the Issuer may, from time to time, change such percentage (which shall never be less than zero) (a) upon written notice to the Indenture Trustee, (b) upon satisfaction of the Rating Agency Condition, and (c) provided the Issuer reasonably believes, as evidenced by an Officer’s Certificate of the Transferor delivered to the Indenture Trustee, that such change will not have an Adverse Effect.

“Revolving Period” means the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Accumulation Period commences and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

“Rule 144A” has the meaning specified in Section 8.06(b).

“Seller’s Interest Amount Measurement Date” means the last day of each Monthly Period. For the avoidance of doubt, the Seller’s Interest Amount Measurement Date is the seller’s interest measurement date for purposes of Section 246.5(c)(4) of Regulation RR.

“Senior Class” means, with respect to the Class B Notes, the Class A Notes.

“Series” has the meaning specified in the Indenture and, when used with respect to the Series of Notes issued pursuant to this Indenture Supplement, means Series [__]-[__].

“Series [__]-[__] Available Finance Charge Collections” means, with respect to any Monthly Period, without duplication, an amount equal to the sum of (a) the Series [__]-[__] Finance Charge Collections with respect to such Monthly Period, (b) Principal Funding Account Investment Proceeds, if any, with respect to the related Distribution Date, and (c) amounts, if any, to be withdrawn from the Accumulation Reserve Account, which shall be deposited into the Collection Account on the related Transfer Date to be treated as Series [__]-[__] Available Finance Charge Collections pursuant to Section 4.11(b) and (d).

“Series [__]-[__] Available Principal Collections” means, with respect to any Monthly Period, without duplication, an amount equal to (a) the Series [__]-[__] Principal Collections with respect to such Monthly Period, minus (b) Reallocated Principal Collections determined as of the related Determination Date for such Monthly Period, plus (c) any Series [__]-

[__] Available Finance Charge Collections available with respect to such Monthly Period to cover the Series [__]-[__] Default Amount pursuant to Section 4.04(d) or to reimburse any reductions in the Allocation Amount from an allocation of Investor Charge-Offs or from the application of Reallocated Principal Collections, plus (d) following an Event of Default and acceleration of the Series [__]-[__] Notes, Series [__]-[__] Available Finance Charge Collections, if any, with respect to such Monthly Period, available pursuant to Section 4.04(g).

“Series [__]-[__] Default Amount” means, with respect to any Monthly Period, an amount equal to the Default Amount allocated to the Series [__]-[__] Notes pursuant to Section 4.01(d).

“Series [__]-[__] Finance Charge Collections” means, with respect to any Monthly Period, the Finance Charge Collections allocated to the Series [__]-[__] Notes pursuant to Sections 4.01(b), (f), (g), and (h).

“Series [__]-[__] Floating Allocation Percentage” means, with respect to any date of determination in any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Allocation Amount as of the last day of the immediately preceding Monthly Period (or, (x) in the case of the first Monthly Period, the Series [__]-[__] Stated Principal Amount and (y) with respect to any Monthly Period in which there is an issuance of additional Series [__]-[__] Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Series [__]-[__] Notes) as of any date of determination on or after the date of such issuance of additional Series [__]-[__] Notes), and (b) the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of the calendar month in which such date of determination occurs as adjusted in accordance with the provisions below, or (ii) the sum of the numerators used to calculate the Floating Allocation Percentages for all Series of Notes as of such date of determination (without duplication). With respect to any Monthly Period in which a Denominator Reset Date occurs, the Series [__]-[__] Floating Allocation Percentage for the portion of the Monthly Period falling on and after such Denominator Reset Date, and prior to any subsequent Denominator Reset Date, will be recalculated for such period using the Pool Balance as of the close of business on the subject Denominator Reset Date.

“Series [__]-[__] Interchange” means, with respect to any Monthly Period, an amount equal to the Interchange, if any, allocated to the Series [__]-[__] Notes pursuant to Section 4.01(f).

“Series [__]-[__] Merchant Discount Fees” means, with respect to any Monthly Period, an amount equal to the Merchant Discount Fees, if any, allocated to the Series [__]-[__] Notes pursuant to Section 4.01(g).

“Series [__]-[__] Monthly Interest” means, with respect to any Distribution Date, (a) the Class A Monthly Interest, (b) any Class A Monthly Interest previously due but not paid to the Class A Noteholders, (c) the Class B Monthly Interest, (d) any Class B Monthly Interest previously due but not paid to the Class B Noteholders, (e) the amount of Additional Interest, if any, and (f) any Additional Interest previously due but not paid to the Series [__]-[__] Noteholders, in each case for such Distribution Date.

“Series [__]-[__] Monthly Principal” has the meaning specified in Section 4.03.

“Series [__]-[__] Noteholders” means a Class A Noteholder or a Class B Noteholder.

“Series [__]-[__] Note” means a Class A Note or a Class B Note.

“Series [__]-[__] Portfolio Yield” means, with respect to any Monthly Period (which, in the case of the first Monthly Period, shall be determined pursuant to Section 2.01(e)), the annualized percentage equivalent of a fraction:

(a)  the numerator of which is equal to the sum of:

(A) the Series [__]-[__] Available Finance Charge Collections with respect to such Monthly Period; minus

(B) the Series [__]-[__] Default Amount for such Monthly Period; and

(b)  the denominator of which is the Allocation Amount as of the last day of the immediately preceding Monthly Period.

“Series [__]-[__] Principal Allocation Percentage” means, with respect to any date of determination in any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is (i) during the Revolving Period, the Allocation Amount as of the last day of the immediately preceding Monthly Period (or, (x) in the case of the first Monthly Period, the Series [__]-[__] Stated Principal Amount and (y) with respect to any Monthly Period in which there is an issuance of additional Series [__]-[__] Notes occurring in such Monthly Period, the Allocation Amount (after giving effect to any increase to the Allocation Amount resulting from the issuance of the additional Series [__]-[__] Notes) as of any date of determination on or after the date of such issuance of additional Series [__]-[__] Notes) and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the Allocation Amount on the date on which the Revolving Period shall have terminated, and (b) the denominator of which is the greater of (i) the Pool Balance as of the beginning of the first day of the calendar month in which such date of determination occurs as adjusted in accordance with the provisions below, or (ii) the sum of the numerators used to calculate the Principal Allocation Percentages for all Series of Notes as of such date of determination. With respect to any Monthly Period in which a Denominator Reset Date occurs, the Series [__]-[__] Principal Allocation Percentage for the portion of the Monthly Period falling on and after such Denominator Reset Date, and prior to any subsequent Denominator Reset Date, will be recalculated for such period using the Pool Balance as of the close of business on the subject Denominator Reset Date.

“Series [__]-[__] Principal Collections” means, with respect to any Monthly Period, the Principal Collections allocated to the Series [__]-[__] Notes pursuant to Section 4.01(c).

“Series [__]-[__] Servicing Fee” means, with respect to any Monthly Period, an amount equal to the portion of the Servicing Fee allocable to the Series [__]-[__] Notes pursuant to Section 4.01(e).

“Series [__]-[__] Stated Principal Amount” means $[______], plus the amount of any increases resulting from the issuance of additional Series [__]-[__] Notes.

“Series Available Finance Charge Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, (a) with respect to Series [__]-[__], the excess, if any, of (i) the aggregate amount targeted to be paid or applied pursuant to Section 4.04(a) through (f) for such Monthly Period over (ii) the Series [__]-[__] Available Finance Charge Collections with respect to such Monthly Period and (b) with respect to any other Series, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer’s Certificate of the Transferor, may amend or otherwise modify this definition of Series Available Finance Charge Collections Shortfall provided that the Rating Agency Condition is satisfied.

“Series Available Principal Collections Shortfall” means, with respect to any Monthly Period as determined on the related Determination Date, (a) with respect to Series [__]-[__], the excess, if any, of (i) the lesser of the amounts determined pursuant to Section 4.03(b)(ii) and (iii) for such Monthly Period over (ii) the Series [__]-[__] Available Principal Collections, less any amount released under Section 4.01(i), with respect to such Monthly Period and (b) with respect to any other Series of Notes, the amount set forth in the applicable Indenture Supplement for such Monthly Period; provided, however, that the Issuer, when authorized by an Officer’s Certificate of the Transferor, may amend or otherwise modify this definition of Series Available Principal Collections Shortfall provided that the Rating Agency Condition is satisfied.

“Servicing Agreement” means the Servicing Agreement, dated as of June 11, 2026, by and among Bread Financial Funding, LLC, as Transferor, the Bank, as Servicer and as Administrator, the Issuer and the Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“Servicing Fee Percentage” has the meaning specified in the Servicing Agreement.

“Shared Excess Available Finance Charge Collections” means, with respect to any Monthly Period as determined on the related Determination Date, with respect to any Series of Notes in Shared Excess Available Finance Charge Collections Group [__], the sum of (a) the amount of Series [__]-[__] Available Finance Charge Collections with respect to such Monthly Period, available after application in accordance with Section 4.04(a) through (g), and (b) the Finance Charge Collections remaining after all required payments and deposits from all other Series identified as belonging to Shared Excess Available Finance Charge Collections Group [__] which the applicable Indenture Supplements for such Series specify are to be treated as “Shared Excess Available Finance Charge Collections” with respect to such Monthly Period.

“Shared Excess Available Finance Charge Collections Group [ ]” means the Shared Excess Available Finance Charge Collections Group to which Series [__]-[__] has been designated for inclusion under Section 4.09(a).

“Shared Excess Available Principal Collections” means, with respect to any Monthly Period as determined on the related Determination Date, the sum of (a) with respect to Series [__]-[__], the amount of Series [__]-[__] Available Principal Collections specified to be treated as “Shared Excess Available Principal Collections” pursuant to Section 4.05(a) and 4.05(b)(iv) and (b) with respect to any other Series included in Shared Excess Available Principal Collections Group [__], the Principal Collections allocated to such other Series remaining after all required payments and deposits, which the applicable Indenture Supplements for such Series specify are to be treated as “Shared Excess Available Principal Collections” with respect to such Monthly Period.

“Shared Excess Available Principal Collections Group [ ]” means the Shared Excess Available Principal Collections Group to which Series [__]-[__] has been designated for inclusion under Section 4.10(a).

[“SOFR Adjustment Conforming Changes” means, with respect to any SOFR Rate, any technical, administrative or operational changes (including changes to the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Administrator decides, from time to time, may be appropriate to adjust such SOFR Rate in a manner substantially consistent with or conforming to market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice exists, in such other manner as the Administrator determines is reasonably necessary).]

[“SOFR Adjustment Date” means the second U.S. Government Securities Business Day before the first day of such Interest Period.]

[“SOFR Determination Time” means 3:00 p.m. (New York time) on the U.S. Government Securities Business Day, at which time Compounded SOFR is published on the FRBNY’s Website.]

[“SOFR Rate” means the rate that will be obtained by the Paying Agent from the FRBNY’s Website and notified to the Administrator for each Interest Period on the SOFR Adjustment Date as of the SOFR Determination Time (or, if the Benchmark is not the SOFR Rate, the Reference Time) and, unless the Administrator has made a determination that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, shall mean, with respect to the Class A Notes as of any SOFR Adjustment Date, a rate equal to Compounded SOFR; provided, that, the Administrator will have the right, in its sole discretion, to make any applicable SOFR Adjustment Conforming Changes.]

“Stated Principal Amount” means, with respect to the Series [__]-[__] Notes, the Series [__]-[__] Stated Principal Amount and has, with respect to any other Series of Notes, the meaning specified in the applicable Indenture Supplement for such Series of Notes.

“Subordinated Class” means, with respect to the Class A Notes, the Class B Notes.

[“Target Amount” means, with respect to any Monthly Period and its related Distribution Date, the sum (without duplication) of (a) the Series [__]-[__] Monthly Interest, (b) the Series [__]-[__] Servicing Fee (to the extent payable from Series [__]-[__] Available Finance Charge Collections pursuant to Section 4.04(b)), (c) any required deposit to the Accumulation Reserve Account, (d) the product of (i) [__] and (ii) the Series [__]-[__] Default Amount for the prior Monthly Period, and (e) any unreimbursed reductions in the Allocation Amount from

Investor Charge-Offs and Reallocated Principal Collections to be reimbursed pursuant to Section 4.04(e), in each case, other than clause (d), for such Distribution Date. For purposes of the first Monthly Period, the Series [__]-[__] Default Amount set forth in clause (d) of this definition shall be calculated by the Servicer using a good faith estimate based on historical experience. For the avoidance of doubt, the Target Amount operates solely as a minimum floor on cumulative Finance Charge Collections deposits under Section 4.01(b) and does not itself obligate deposits where Series [__]-[__] Available Finance Charge Collections for the Monthly Period are zero.]

“Tax Retained Notes” if any, means any Class A Notes while beneficially owned after the Closing Date by the issuer of such Notes for U.S. federal income tax purposes, until such time as such Notes are the subject of an opinion pursuant to Section 8.07(a)(ii) of this Indenture Supplement.

“Transfer Agreement” means the Transfer Agreement, dated as of June 11, 2026, by and among Bread Financial Funding, LLC, as Transferor, the Issuer, and the Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

[“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.]

“UK Securitization Framework” means the Securitisation Regulations 2024 (SI 2024/102) (as amended), together with (i) the securitisation sourcebook of the handbook of rules and guidance adopted by the Financial Conduct Authority of the United Kingdom (the “SECN”), (ii) the Securitisation Part of the rulebook of published policy of the Prudential Regulation Authority of the Bank of England (the “PRASR”) and (iii) relevant provisions of the Financial Services and Markets Act 2000, as amended, in each case, as amended and in effect from time to time.

“UK Securitization Rules” means the UK Securitization Framework, together with (a) all relevant guidance, policy statements and directions relating to the application of the UK Securitization Framework published by the Financial Conduct Authority, the Prudential Regulation Authority and/or The Pensions Regulator (or their successors), (b) any guidelines relating to the application of the EU Securitization Regulation which are applicable in the UK and (c) any other applicable laws, acts, statutory instruments, rules, guidance or policy statements published or enacted relating to the UK Securitization Framework, in each case, as may be further amended, supplemented or replaced, from time to time.

[“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.]

Section 1.02.  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)   THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)   Each party hereto hereby consents and agrees that the state or federal courts located in the Borough of Manhattan in New York City shall have exclusive jurisdiction to hear and determine any claims or disputes between them pertaining to this Indenture Supplement or to any matter arising out of or relating to this Indenture Supplement; provided, however, that each party hereto acknowledges that any appeals from those courts may have to be heard by a court located outside of the Borough of Manhattan in New York City; provided, further, that nothing in this Indenture Supplement shall be deemed or operate to preclude the Indenture Trustee from bringing suit or taking other legal action in any other jurisdiction to realize on the Receivables or any security for the obligations of the Issuer arising hereunder or to enforce a judgment or other court order in favor of the Indenture Trustee. Each party hereto submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each party hereto hereby waives any objection that such party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint, and other process may be made by registered or certified mail addressed to such party at its address, and that service so made shall be deemed completed upon the earlier of such party’s actual receipt thereof or three (3) days after deposit in the United States mail, proper postage prepaid. Nothing in this Section 1.02 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

(c)  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, OR CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 1.03.  Counterparts; Electronic Signatures.  This Indenture Supplement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. Delivery of a signature page to, or an executed counterpart of, this Indenture Supplement and any other documents to be delivered in connection with the transactions contemplated hereby by email transmission of a scanned image, or other electronic means, shall be effective as delivery of an originally executed counterpart. The parties hereto agree that “execution,” “signed,” “signature,” and words of like import in this document and any such other documents shall be deemed to include electronic signatures, authentication, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, enforceability or admissibility as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act, New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), or the UCC, and the parties hereto hereby waive any objection to the contrary.

Section 1.04.  Ratification of Indenture.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

THE NOTES

Section 2.01.  Designation.

(a)   There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “Bread Financial Card Issuance Trust, Series [__]-[__]” or the “Series [__]-[__] Notes.” The Series [__]-[__] Notes shall be issued in two (2) Classes, the first of which shall be known as the “Class A Series [__]-[__] [Floating] [Fixed] Rate Asset Backed Notes” and the second of which shall be known as the “Class B Series [__]-[__] [Floating] [Fixed] Rate Asset Backed Notes.” The Series [__]-[__] Notes shall be due and payable on the Legal Maturity Date.

(b)   The Series [__]-[__] Notes shall be secured by the Collateral. For the avoidance of doubt, the parties agree that the payment of principal and interest on the Series [__]-[__] Notes shall be primarily based on the performance of the Receivables and, except for interest rate mismatches between the Receivables and the Series [__]-[__] Notes, shall not be contingent on market or credit events that are independent of such financial assets.

(c)   Series [__]-[__] shall be a Shared Excess Available Finance Charge Collections Series and shall be included in Shared Excess Available Finance Charge Collections Group [__]. Series [__]-[__] shall be a Shared Excess Available Principal Collections Series and shall be included in Shared Excess Available Principal Collections Group [__]. Other than as specified in this Section 2.01(c), Series [__]-[__] shall not be in any other Group.

(d)   Series [__]-[__] shall not be subordinated to any other Series of Notes.

(e)   Notwithstanding any provision in the Indenture or in this Indenture Supplement to the contrary, the first Distribution Date with respect to Series [__]-[__] shall be the [_____] 20[__] Distribution Date, and the first Monthly Period shall begin on and include the Closing Date and end on and include [______] 20[__].

Section 2.02.  Issuance of Series [__]-[__] Notes.  The Issuer may issue Notes of any Class of the Series [__]-[__] Notes, so long as the conditions precedent set forth in Section 4.09 of the Indenture are satisfied.

Section 2.03.  Documentation.  This Indenture Supplement, together with the Transaction Documents, shall (a) define the contractual rights and responsibilities of the parties, including, but not limited to, representations and warranties and ongoing disclosure requirements, and any measures to avoid conflicts of interest, and (b) provide authority for the parties, including, but not limited to, the Bank, the Servicer and the Series [__]-[__] Noteholders to fulfill their respective duties and exercise their rights under the contracts and clearly distinguish between any multiple roles performed by any party.

[END OF ARTICLE II]

ARTICLE III

SERVICING COMPENSATION

Section 3.01.  Servicing Compensation.  The share of the Servicing Fee allocable to the Series [__]-[__] Noteholders with respect to any Distribution Date shall equal the Series [__]-[__] Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series [__]-[__] Noteholders shall be paid by the holders of the Transferor Interest or the Noteholders of other Series of Notes (as provided in the related Indenture Supplements), and in no event shall the Issuer, the Owner Trustee, the Indenture Trustee or the Series [__]-[__] Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the Noteholders of any other Series of Notes. In the case of the Series [__]-[__] Notes, the Series [__]-[__] Servicing Fee shall be payable solely from Series [__]-[__] Available Finance Charge Collections in the priority specified in Section 4.04 and shall be reflected in the related Monthly Noteholders’ Statement.

[END OF ARTICLE III]

ARTICLE IV

RIGHTS OF SERIES [__]-[__] NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.01.  Collections and Allocations.

(a)   Allocations. Finance Charge Collections, Principal Collections, the Default Amount and the Servicing Fee shall be allocated pursuant to Article V of the Indenture and shall be allocated to Series [__]-[__] and distributed as set forth in this Article IV.

(b)   Allocations of Finance Charge Collections to the Series [__]-[__] Notes.  With respect to each Date of Processing, an amount equal to the product of (i) the Series [__]-[__] Floating Allocation Percentage applicable to such Date of Processing and (ii) the aggregate amount of Finance Charge Collections processed on such Date of Processing shall be allocated by the Servicer to the Series [__]-[__] Noteholders and deposited into the Collection Account in accordance with Section 2.01(a) of the Servicing Agreement; provided, however, that[, so long as the Partial Commingling Condition is satisfied, during the Revolving Period (and during the portion of any Monthly Period in the Controlled Accumulation Period following the date on which Principal Collections equal to the Controlled Deposit Amount have been allocated for such Monthly Period), without limiting the requirements of Section 2.01(b) of the Servicing Agreement, the cumulative deposits of Finance Charge Collections for any Monthly Period shall be required to be at least equal to the Target Amount for such Monthly Period]. For calculation purposes under this Indenture Supplement, any Finance Charge Collections so allocated but not deposited by reason of this Section 4.01(b) shall be deemed, for purposes of all calculations under this Indenture Supplement (including the determination of Reallocated Principal Collections pursuant to Section 4.08 and the Series [__]-[__] Portfolio Yield), to have been retained in the Collection Account and applied as provided in clauses (a) through (e) of Section 4.04 (and in the priority therein) to the extent necessary to determine the application of Reallocated Principal Collections and any reimbursements under Section 4.04(e).

(c)   Allocations of Principal Collections to the Series [__]-[__] Notes.  With respect to each Date of Processing, an amount equal to the product of (i) the Series [__]-[__] Principal Allocation Percentage applicable to such Date of Processing and (ii) the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated by the Servicer to the Series [__]-[__] Noteholders and deposited into the Collection Account in accordance with Sections 2.01(a) and 2.01(b) of the Servicing Agreement. For calculation purposes under this Indenture Supplement, any Principal Collections so allocated but not deposited by reason of Section 2.01(b) of the Servicing Agreement shall be deemed, for purposes of all calculations under this Indenture Supplement (including the determination of Series [__]-[__] Available Principal Collections and Shared Excess Available Principal Collections pursuant to Section 4.05), to have been retained in the Collection Account and applied as provided in Section 4.05.

(d)   Allocations of the Default Amount to the Series [__]-[__] Notes.  With respect to each Monthly Period, the Servicer shall, on or prior to the related Determination Date, allocate to the Series [__]-[__] Notes an amount (the “Series [__]-[__] Default Amount”) equal to the product of (i) the Monthly Allocation Percentage for Series [__]-[__] for such Monthly Period and (ii) the Default Amount for such Monthly Period.

(e)   Allocations of the Servicing Fee to the Series [__]-[__] Notes.  With respect to each Monthly Period, the Servicer shall, on or prior to the related Determination Date, allocate to the Series [__]-[__] Notes an amount (the “Series [__]-[__] Servicing Fee”) equal to the product of (i) the Monthly Allocation Percentage for Series [__]-[__] for such Monthly Period and (ii) the Servicing Fee for such Monthly Period. On the related Distribution Date, the Series [__]-[__] Servicing Fee shall be distributed pursuant to Section 4.04.

(f)   Allocations of Interchange to the Series [__]-[__] Notes.  With respect to each Monthly Period, the Servicer shall, on or prior to the Determination Date, allocate to the Series [__]-[__] Notes an amount (the “Series [__]-[__] Interchange”) equal to the product of (i) the Monthly Allocation Percentage for Series [__]-[__] for such Monthly Period and (ii) the amount of Interchange, if any, attributable to the Accounts for such Monthly Period pursuant to Section 5.01(f) of the Receivables Purchase Agreement, and, on the related Transfer Date, deposit into the Collection Account the Series [__]-[__] Interchange for application in accordance with Section 4.04.

(g)   Allocations of Merchant Discount Fees to the Series [__]-[__] Notes.  With respect to each Monthly Period, the Servicer shall, on or prior to the Determination Date, allocate to the Series [__]-[__] Notes an amount (the “Series [__]-[__] Merchant Discount Fees”) equal to the product of (i) the Monthly Allocation Percentage for Series [__]-[__] for such Monthly Period and (ii) the amount of Merchant Discount Fees, if any, attributable to the Accounts for such Monthly Period pursuant to Section 5.01(f) of the Receivables Purchase Agreement, and, on the related Transfer Date, deposit into the Collection Account the Series [__]-[__] Merchant Discount Fees for application in accordance with Section 4.04.

(h)   Allocations of Interest and Earnings on the Collection Account to the Series [__]-[__] Notes.  With respect to each Monthly Period, the Servicer shall, on or prior to the Determination Date, allocate to the Series [__]-[__] Notes an amount equal to the product of (i) the Monthly Allocation Percentage for Series [__]-[__] for such Monthly Period and (ii) all interest and earnings (net of losses and investment expenses), if any, accrued during the Monthly Period and credited to the Collection Account, and shall be applied in accordance with Section 4.04.

(i)   Release of Principal Collections.  Principal Collections allocated to the Series [__]-[__] Notes pursuant to Section 4.01(c) and on deposit in the Collection Account may, upon request made by the Servicer on behalf of the Transferor as set forth in a Funding Instruction to the Indenture Trustee, be released on any date solely for the purpose of purchasing Receivables or for other purposes permitted under the Transaction Documents that would not have an Adverse Effect, subject to the following limitations: (A) no Principal Collections may be released if an Early Amortization Event has occurred and is continuing for one or more Series of Notes in Shared Excess Available Principal Collections Group [__]; and (B) if one or more Series of Notes in Shared Excess Available Principal Collections Group [__] is in an Amortization Period, no Principal Collections for such Monthly Period may be released if the amount of Principal Collections remaining in the Collection Account for such Monthly Period allocable to Shared Excess Available Principal Collections Group [__] would be less than the sum of the required principal deposits and payments with respect to the Distribution Date for the related Monthly Period for such Series of Notes in Shared Excess Available Principal Collections Group [__] in an Amortization Period (excluding any Optional Amortization Amounts for such Series). For the avoidance of doubt, Principal Collections allocated to Series [__]-[__] that are not required to be deposited into the Collection Account pursuant to Section 2.01(b) of the Servicing Agreement shall not be subject to this Section 4.01(i) and may be applied by the Servicer in accordance with Section 2.01(b)(ii) of the Servicing Agreement.

Section 4.02.  Determination of Series [__]-[__] Monthly Interest[; Benchmark Replacement].

(a)   The amount of monthly interest (“Class A Monthly Interest”) distributable from the Collection Account with respect to the Class A Notes for any Distribution Date shall be an amount equal to the product of (i) (x) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period] [thirty (30)] and the denominator of which is 360, times (y) the Class A Note Interest Rate in effect for the related Interest Period and (ii) the Outstanding Principal Amount of the Class A Notes as of the close of business on the Record Date[; provided, however, that for the first Distribution Date, the Class A Monthly Interest shall equal $[__]].

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Interest Shortfall”), of (i) the Class A Monthly Interest for such Distribution Date over (ii) the aggregate amount of funds retained in the Collection Account and allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (x) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period][thirty (30)] and the denominator of which is 360, times (y) the Class A Note Interest Rate in effect for the related Interest Period plus [__]% per annum and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

(b)   The amount of monthly interest (“Class B Monthly Interest”) distributable from the Collection Account with respect to the Class B Notes for any Distribution Date shall be an amount equal to the product of (i) (x) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period][thirty (30)] and the denominator of which is 360, times (y) the Class B Note Interest Rate in effect for the related Interest Period and (ii) the Outstanding Principal Amount of the Class B Notes as of the close of business on the Record Date.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Interest Shortfall”), of (i) the Class B Monthly Interest for such Distribution Date over (ii) the aggregate amount of funds retained in the Collection Account and allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (x) a fraction, the numerator of which is [the actual number of days in the applicable Interest Period][thirty (30)] and the denominator of which is 360, times (y) the Class B Note Interest Rate in effect for the related Interest Period plus [__]% per annum and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(c)   [So long as the Class A Notes are outstanding, the Paying Agent shall obtain the SOFR Rate in accordance with the definition of “SOFR Rate” on each SOFR Adjustment Date and shall notify the Administrator for each Interest Period. The SOFR Rate obtained by the Paying Agent, in the absence of manifest error, will be conclusive and binding on the Series [__]-[__] Noteholders.

(d)   If the Administrator determines prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the determination of the then-current Benchmark, the Benchmark Replacement determined by the Administrator will replace the then-current Benchmark for all purposes relating to the Class A Notes in respect of such determination on such date and all such determinations on all subsequent dates. The Administrator shall deliver written notice to each Rating Agency, the Indenture Trustee and the Paying Agent on any SOFR Adjustment Date if, as of the applicable Reference Time, the Administrator has determined with respect to the related Interest Period that there will be a change in the SOFR Rate or the terms related thereto since the immediately preceding SOFR Adjustment Date due to a determination by the Administrator that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred. The Administrator shall have the right to make SOFR Adjustment Conforming Changes and, in connection with the implementation of a Benchmark Replacement, Benchmark Replacement Conforming Changes, from time to time.

(e)   All percentages resulting from any calculation on the Class A Notes shall be rounded to the nearest one hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards (e.g., [__]% (or [__]) would be rounded to [__]% (or [__])), and all dollar amounts used in or resulting from that calculation on the Class A Notes will be rounded to the nearest cent (with one-half cent being rounded upwards).

(f)   Any determination, decision or election that may be made by the Administrator or any other Person in connection with a Benchmark Transition Event, a Benchmark Replacement Conforming Change, a SOFR Adjustment Conforming Change or a Benchmark Replacement pursuant to this Section 4.02 (or pursuant to any capitalized term used in this Section 4.02 or in any such capitalized term), including any determination with respect to administrative feasibility (whether due to technical, administrative or operational issues), a tenor, rate, an adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Administrator’s sole discretion, and, notwithstanding anything to the contrary in the Transaction Documents, will become effective without the consent of any other Person (including any Series [__]-[__] Noteholder). No Series [__]-[__] Noteholder will have any right to approve or disapprove of these changes and shall be deemed by their acceptance of a Note to have agreed to waive and release any and all claims relating to any such determinations. Notwithstanding anything to the contrary in this Indenture Supplement or any of the other Transaction Documents, none of the Bank, the Transferor, the Issuer, the Indenture Trustee, the Paying Agent or the Owner Trustee will have any liability for any action or inaction taken or refrained from being taken by it with respect to any SOFR Adjustment Conforming Changes, Benchmark, Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other matters related to or arising in connection with the foregoing. Each Series [__]-[__] Noteholder and beneficial owner of Series [__]-[__] Notes, by its acceptance of a Series [__]-[__] Note or a beneficial interest in a Series [__]-[__] Note, will be deemed to waive and release any and all claims against the Bank, the Transferor, the Issuer, the Indenture Trustee, the Paying Agent or the Owner Trustee relating to any such determinations.

(g)   None of the Indenture Trustee, the Owner Trustee or the Paying Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of the SOFR Rate (or other applicable Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or to determine whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment or Unadjusted Benchmark Replacement, or other modifier to any replacement or successor index or (iv) to determine whether or what SOFR Adjustment Conforming Changes or Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, as to any spread adjustment thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor Benchmark.

(h)   In no event will the Indenture Trustee, the Owner Trustee or the Paying Agent be responsible for (i) making any decision or election in connection with a Benchmark Transition Event or a Benchmark Replacement including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event or (ii) determining the SOFR Rate or any substitute for the SOFR Rate if such rate does not appear on the FRBNY’s Website or on a comparable system as is customarily used to quote the SOFR Rate or such substitute for the SOFR Rate. In connection with any of the matters referenced in clauses (g) and (h) of this Section 4.02, the Indenture Trustee and the Paying Agent will be entitled to conclusively rely on any determinations made by the Administrator (on behalf of the Issuer), in regards to such matters and will have no liability for such actions taken at the direction of the Administrator (on behalf of the Issuer).

(i)   None of the Indenture Trustee, the Owner Trustee or the Paying Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture or any other Transaction Document as a result of the unavailability of the SOFR Rate or other applicable Benchmark and the absence of a designated Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation, the Servicer or the Administrator (on behalf of the Issuer), in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture Supplement and the other Transaction Documents and reasonably required for the performance of such duties. Neither the Indenture Trustee nor the Paying Agent will be responsible or liable for the actions or omissions of the Administrator, or for any failure or delay in the performance by the Administrator, nor shall the Indenture Trustee or Paying Agent be under any obligation to oversee or monitor the performance of the Administrator.

(j)   Neither the Paying Agent nor the Indenture Trustee shall have any liability for any interest rate published by any publication that is the source for determining the Interest Rates of the Class A Notes, including but not limited to the Reuters Screen (or any successor source), the FRBNY’s website, the Bloomberg Financial Markets Commodities News or any successor thereto, or for any rates published on any publicly available source or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.]

Section 4.03.  Determination of Series [__]-[__] Monthly Principal.  The amount of monthly principal made available with respect to the Series [__]-[__] Notes for any Distribution Date (the “Series [__]-[__] Monthly Principal”), shall be equal to (a) during the Revolving Period, zero and (b) beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Series [__]-[__] Available Principal Collections, less any amount released under Section 4.01(i), currently on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Allocation Amount for such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.04, Section 4.07, and Section 4.08).

Section 4.04.  Application of Series [__]-[__] Available Finance Charge Collections.  On each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be the Monthly Payment Instruction substantially in the form of Exhibit B-2) to withdraw from the Collection Account and deposit into the Distribution Account from the Series [__]-[__] Available Finance Charge Collections with respect to the related Distribution Date an amount equal to the amount determined under Section 4.04(a). On each Distribution Date, the Indenture Trustee, acting in accordance with such Monthly Payment Instruction, shall apply (i) the Series [__]-[__] Available Finance Charge Collections with respect to the related Distribution Date on deposit in the Collection Account and (ii) the funds on deposit in the Distribution Account with respect to Section 4.04(a) and Section 4.04(c), as applicable, in the following priority:

(a)   an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest, or portion thereof, previously due but not paid to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest, or portion thereof, previously due but not paid to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

(b)   an amount equal to the Series [__]-[__] Servicing Fee for such Distribution Date, plus the amount of any Series [__]-[__] Servicing Fee, or portion thereof, previously due but not paid to the Servicer on any prior Distribution Date, shall be distributed to the Servicer (unless such amount has been retained by the Servicer and not deposited into the Collection Account in accordance with Section 2.01(b) of the Servicing Agreement);

(c)   an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest, or portion thereof, previously due but not paid to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest, or portion thereof, previously due but not paid to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for the payment to Class B Noteholders on such Distribution Date;

(d)   an amount equal to the Series [__]-[__] Default Amount for such Distribution Date shall be treated as a portion of Series [__]-[__] Available Principal Collections for such Distribution Date;

(e)   an amount equal to the sum of the aggregate amount of Investor Charge- Offs and the amount of Reallocated Principal Collections which have not previously been reimbursed shall be used to reimburse such amount (without duplication) pursuant to this Section 4.04(e) and treated as Series [__]-[__] Available Principal Collections for such Distribution Date;

(f)   on each Distribution Date from and after the Accumulation Reserve Account Funding Date, but prior to the date on which the Accumulation Reserve Account terminates as described in Section 4.11(f), an amount equal to the excess, if any, of the Required Accumulation Reserve Account Amount over the Available Accumulation Reserve Account Amount shall be deposited into the Accumulation Reserve Account;

(g)   upon the occurrence of an Event of Default with respect to Series [__]-[__] and acceleration of the maturity of the Series [__]-[__] Notes pursuant to Section 7.02 of the Indenture, the balance, if any, up to the Outstanding Principal Amount, less the amount of Series [__]-[__] Available Principal Collections (less any amount released under Section 4.01(i)) currently on deposit in the Collection Account allocated to Series [__]-[__] on such Distribution Date (other than pursuant to this clause (g)), shall be treated as Series [__]-[__] Available Principal Collections for such Distribution Date;

(h)   the balance, if any, shall constitute a portion of Shared Excess Available Finance Charge Collections for such Distribution Date and shall be available for allocation to other Series in Shared Excess Available Finance Charge Collections Group [__], to the extent needed; and

(i)   first, an amount equal to that needed to pay any other obligations of the Issuer under the Transaction Documents shall be applied to pay such obligations, and second, the balance of any remaining amounts shall be paid to the holders of the Transferor Interest.

Section 4.05.  Application of Series [__]-[__] Available Principal Collections.

(a)   On or before each Distribution Date with respect to the Revolving Period, an amount equal to Series [__]-[__] Available Principal Collections deposited in the Collection Account with respect to the related Monthly Period, less any amount released under

Section 4.01(i), shall be treated as Shared Excess Available Principal Collections with respect to such Monthly Period.

(b)   With respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Series [__]-[__] Available Principal Collections, less any amount released under Section 4.01(i), currently on deposit in the Collection Account for the related Monthly Period, shall be distributed or deposited on the following dates and in the following order of priority:

(i)   during the Controlled Accumulation Period, and prior to the payment in full of the Class A Notes and the Class B Notes, an amount equal to the Series [__]-[__] Monthly Principal, for each Distribution Date shall be deposited into the Principal Funding Account on such Distribution Date; provided, however, that with respect to the calendar month in which the Expected Final Distribution Date occurs, such deposit shall be made on the applicable Transfer Date;

(ii)  during the Early Amortization Period, on each Transfer Date an amount equal to the lesser of (i) the Series [__]-[__] Monthly Principal, for the related Distribution Date or (ii) the Class A Stated Principal Amount, shall be deposited into the Distribution Account and on the related Distribution Date distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date until the Class A Stated Principal Amount has been paid in full;

(iii)     during the Early Amortization Period on each Distribution Date, after giving effect to the deposit on the related Transfer Date referred to in clause (ii) above, an amount equal to the Series [__]-[__] Monthly Principal for such Distribution Date remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date until the Class B Stated Principal Amount has been paid in full; and

(iv)  on each Distribution Date the balance of such Series [__]-[__] Available Principal Collections after giving effect to the distributions referred to in clauses (i)-(iii) above shall be treated as Shared Excess Available Principal Collections for the benefit of other Series in the Shared Excess Available Principal Collections Group [__].

(c)   On the earlier to occur of the Transfer Date relating to (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Final Distribution Date, the Indenture Trustee, acting in accordance with instructions (which instructions shall be a Monthly Payment Instruction substantially in the form of Exhibit B-2) from the Servicer, shall withdraw from the amounts deposited into the Principal Funding Account pursuant to Section 4.05(b)(i) and deposit into the Distribution Account an amount equal to the lesser of the amount in the Principal Funding Account and the Class A Stated Principal Amount, and the Indenture Trustee, acting in accordance with such Monthly Payment Instruction, shall distribute such funds to the Paying Agent for payment to the Class A Noteholders on the related Distribution Date. On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Final Distribution Date, the Indenture Trustee, acting in accordance with instructions (which instructions shall be a Monthly Payment Instruction substantially in the form of Exhibit B-2) from the Servicer, shall withdraw from the remaining amounts, if any, in the Principal Funding Account an amount equal to the lesser of such remaining amount and the Class B Stated Principal Amount, and the Indenture Trustee, acting in accordance with such Monthly Payment Instruction, shall distribute such funds to the Paying Agent for payment to the Class B Noteholders on such Distribution Date.

Section 4.06. Principal Funding Account; Controlled Accumulation Period.

(a)  (i)  The Issuer shall cause to be established and maintained an Eligible Deposit Account (the “Principal Funding Account”), bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Series [__]-[__] Noteholders in accordance with Section 5.02(c) of the Indenture.

(ii)   If a securities intermediary has been appointed, funds on deposit in the Principal Funding Account shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer in accordance with written instructions from the Servicer. All such Eligible Investments shall be maintained by the Indenture Trustee for the benefit of the Series [__]-[__] Noteholders; provided, that with respect to each Distribution Date, all interest and other investment income (net of losses and investment expenses) (“Principal Funding Account Investment Proceeds”) on funds on deposit therein shall be applied as set forth in Section 4.06(a)(iii) below; and provided, further, that funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that shall mature so that such funds shall be available at the opening of business on the Transfer Date preceding the following Distribution Date. Unless the Servicer directs otherwise in writing, funds deposited in the Principal Funding Account on a Transfer Date upon the maturity of any Eligible Investments are not required to be invested. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Indenture Trustee of any such default; and provided further, that, subject to Section 8.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in such Principal Funding Account resulting from any loss on any Eligible Investment included therein; provided further, however, that the foregoing proviso will not limit any amounts payable by U.S. Bank Trust Company, National Association on any such Eligible Investments issued by U.S. Bank Trust Company, National Association, in its commercial capacity, in accordance with their terms.

(iii)  On each Transfer Date with respect to the Controlled Accumulation Period, the Servicer shall direct the Indenture Trustee in writing to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Account Investment Proceeds, if any, then on deposit in the Principal Funding Account and such Principal Funding Account Investment Proceeds, if any, shall be treated as a portion of Series [__]-[__] Available Finance Charge Collections.

(iv)  Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Indenture Supplement.

(b)  (i)  The Indenture Trustee shall possess all right, title and interest in all funds and property from time to time credited to the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Series [__]-[__] Noteholders. If, at any time (A) the Principal Funding Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer or the Owner Trustee for the Issuer) shall within thirty (30) Business Days (or such longer period upon satisfaction of the Rating Agency Condition, but in any event not to exceed forty-five (45) Business Days) establish a new Principal Funding Account meeting the conditions specified in Section 4.06(a)(i) above as an Eligible Deposit Account and shall transfer any funds or other property to such new Principal Funding Account or (B) the Issuer determines for any reason that the Principal Funding Account should be held at a different Eligible Institution, then upon prior written notice to the Indenture Trustee, the Issuer shall establish or cause to be established a new Principal Funding Account that is an Eligible Deposit Account and shall transfer any funds or other property from such Principal Funding Account to such new Principal Funding account. From the date each such new Principal Funding Account is established, it shall be the “Principal Funding Account.”

(ii)  Pursuant to the authority granted to the Servicer in Section 3.01 of the Servicing Agreement, the Servicer shall have the power to instruct the Indenture Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer’s or Indenture Trustee’s duties hereunder.

(c)  The Controlled Accumulation Period is scheduled to commence the first Business Day of the month that is twelve (12) calendar months prior to the Expected Final Distribution Date; provided, however, that if the Controlled Accumulation Period Length (determined as described below) is less than twelve (12) months upon written notice to the Indenture Trustee, Transferor and each Rating Agency, the Servicer shall postpone the date on which the Controlled Accumulation Period actually commences so that the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length. On or before the second Business Day immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Final Distribution Date, the Servicer shall determine the “Controlled Accumulation Period Length,” which shall equal the number of whole months reasonably expected by the Servicer to be necessary to accumulate from Series [__]-[__] Available Principal Collections and Shared Excess Available Principal Collections expected to be available to Series [__]-[__] from other Shared Excess Available Principal Collections Series during the Controlled Accumulation Period an amount equal to, or in excess of, the Series [__]-[__] Stated Principal Amount; provided, however, that the Controlled Accumulation Period Length shall not be determined to be less than one month. Deposits of the Controlled Accumulation

Amount during the Controlled Accumulation Period shall be made to the Principal Funding Account in accordance with Section 4.05(b).

Section 4.07. Investor Charge-Offs. On or prior to each Determination Date, the Servicer shall calculate the Series [__]-[__] Default Amount, if any, for the related Distribution Date. If, for any Distribution Date, the Series [__]-[__] Default Amount for the related Monthly Period exceeds the amount available therefor pursuant to Section 4.04(d) with respect to such Monthly Period, the Allocation Amount will be reduced by the amount of such excess, but not by more than the Series [__]-[__] Default Amount for such Distribution Date (such reduction, an “Investor Charge-Off”).

Section 4.08. Reallocated Principal Collections. On each Distribution Date, the Servicer shall apply, to the extent permitted herein, or shall instruct the Indenture Trustee in writing to apply Reallocated Principal Collections with respect to such Distribution Date, in an amount equal to the lesser of (a) the Series [__]-[__] Principal Collections, less any amount released under Section 4.01(i), for the related Monthly Period or (b) the Monthly Reallocated Amount for such Distribution Date in accordance with the priority set forth in Section 4.04(a) and (b). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

Section 4.09. Shared Excess Available Finance Charge Collections.

(a)  Series [__]-[__] shall be included in Shared Excess Available Finance Charge Collections Group [__] for the purpose of sharing Shared Excess Available Finance Charge Collections.

(b)  Unless otherwise provided pursuant to the terms of Section 4.10 of the Indenture, Shared Excess Available Finance Charge Collections with respect to any Monthly Period shall be shared within Shared Excess Available Finance Charge Collections Group [__] to cover the applicable Series Available Finance Charge Collections Shortfalls for such Monthly Period, if any, and applied on the Transfer Date for the related Monthly Period for each Shared Excess Available Finance Charge Collections Group Series with a Series Available Finance Charge Collections Shortfall for such Monthly Period. Shared Excess Available Finance Charge Collections allocable to Series [__]-[__] with respect to each Monthly Period shall mean an amount equal to the Series Available Finance Charge Collections Shortfall, if any, with respect to Series [__]-[__] for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Finance Charge Collections for all Series in Shared Excess Available Finance Charge Collections Group [__] for each Monthly Period is less than the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period, then Shared Excess Available Finance Charge Collections allocable to Series [__]-[__] with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Finance Charge Collections for all Series in Shared Excess Available Finance Charge Collections Group [__] for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Finance Charge Collections Shortfall with respect to Series [__]-[__] for such Monthly Period and the denominator of which is the Aggregate Series Available Finance Charge Collections Shortfall for such Monthly Period.

(c)  Unless otherwise specified in the Indenture Supplement for any other Series in Shared Excess Available Finance Charge Collections Group [__], any Shared Excess Available Finance Charge Collections for each Series in Shared Excess Available Finance Charge Collections Group [__] for any Monthly Period which shall remain after application pursuant to clause (b) above shall be paid to the holders of the Transferor Interest. Shared Excess Available Finance Charge Collections will not be available for application by other Series of Notes that are not included in Shared Excess Available Finance Charge Collections Group [__].

Section 4.10. Shared Excess Available Principal Collections.

(a)  Series [__]-[__] shall be included in Shared Excess Available Principal Collections Group [__] for the purpose of sharing Shared Excess Available Principal Collections.

(b)  Unless otherwise provided pursuant to the terms of Section 4.10 of the Indenture, Shared Excess Available Principal Collections with respect to any Monthly Period shall be shared within Shared Excess Available Principal Collections Group [__] to cover the applicable Series Available Principal Collections Shortfalls for such Monthly Period, if any, for each Shared Excess Available Principal Collections Series with a Series Available Principal Collections Shortfall for such Monthly Period, and such Shared Excess Available Principal Collections allocable to Series [__]-[__] shall be distributed or deposited on the dates and in the order of priority provided for under Section 4.05(b)(i)-(iii). Shared Excess Available Principal Collections allocable to Series [__]-[__] with respect to each Monthly Period shall mean an amount equal to the Series Available Principal Collections Shortfall, if any, with respect to Series [__]-[__] for such Monthly Period; provided, however, that if the aggregate amount of Shared Excess Available Principal Collections for all Series in Shared Excess Available Principal Collections Group [__] for each Monthly Period is less than the Aggregate Series Available Principal Collections Shortfall for such Monthly Period, then Shared Excess Available Principal Collections allocable to Series [__]-[__] with respect to such Monthly Period shall equal the product of (i) Shared Excess Available Principal Collections for all Series in Shared Excess Available Principal Collections Group [__] for such Monthly Period and (ii) a fraction, the numerator of which is the Series Available Principal Collections Shortfall with respect to Series [__]-[__] for such Monthly Period and the denominator of which is the Aggregate Series Available Principal Collections Shortfall for such Monthly Period.

(c)  Unless otherwise specified in the Indenture Supplement for any other Series in Shared Excess Available Principal Collections Group [__], any Shared Excess Available Principal Collections for each Series in Shared Excess Available Principal Collections Group [__] for any Monthly Period which shall remain after application pursuant to clause (b) above shall be paid to the holders of the Transferor Interest. Shared Excess Available Principal Collections will not be available for application by other Series of Notes that are not included in Shared Excess Available Principal Collections Group [__].

Section 4.11. Accumulation Reserve Account.

(a)  The Servicer shall cause to be established and maintained an Eligible Deposit Account (the “Accumulation Reserve Account”) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Series [__]-[__] Noteholders in accordance with Section 5.02(c) of the Indenture. The Indenture Trustee shall possess all right, title and interest in all funds and property from time to time credited to the Accumulation Reserve Account and in all proceeds thereof. The Accumulation Reserve Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Series [__]-[__] Noteholders. If at any time (i) the Accumulation Reserve Account ceases to be an Eligible Deposit Account, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified in writing of such ineligibility (or the Servicer or the Owner Trustee for the Issuer) shall within thirty (30) Business Days (or such longer period not to exceed forty-five (45) Business Days upon satisfaction of the Rating Agency Condition) establish a new Accumulation Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any funds or other property to such new Accumulation Reserve Account or (ii) the Issuer determines for any reason that the Accumulation Reserve Account should be held at a different Eligible Institution, then upon prior written notice to the Indenture Trustee, the Issuer shall establish or cause to be established a new Accumulation Reserve Account that is an Eligible Deposit Account and shall transfer any funds or other property from such Accumulation Reserve Account to such new Accumulation Reserve Account. From the date each such new Accumulation Reserve Account is established, it shall be the “Accumulation Reserve Account.” The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Accumulation Reserve Account from time to time in an amount up to the Available Accumulation Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date from and after the Accumulation Reserve Account Funding Date but prior to the termination of the Accumulation Reserve Account, make a deposit into the Accumulation Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.04(f).

(b)  If a securities intermediary has been appointed, funds on deposit in the Accumulation Reserve Account, on any Transfer Date, after giving effect to any withdrawals from the Accumulation Reserve Account on such Transfer Date, shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer in accordance with written instructions from the Servicer; provided, that the funds are invested in investments that shall mature so that such funds shall be available for withdrawal on or prior to the following Transfer Date. Absent such direction, funds in the Accumulation Reserve Account shall remain uninvested. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee shall sell, liquidate or dispose of any such Eligible Investment if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment; provided further, however, that the Servicer shall deliver prompt written notice to the Indenture Trustee of any such default; and provided further, that, subject to Section 8.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in such Accumulation Reserve Account resulting from any loss on any Eligible Investment included therein; provided further, however, that the foregoing proviso will not limit any amounts payable by U.S. Bank Trust Company, National Association on any such Eligible Investments issued by U.S. Bank Trust Company, National Association, in its commercial capacity, in accordance with their terms. On each Transfer Date, all interest and earnings (net of losses and investment expenses), if any, accrued during the preceding Monthly Period on funds on deposit in the Accumulation Reserve Account shall be retained in the Accumulation Reserve Account (to the extent that the Available Accumulation Reserve Account Amount is less than the Required Accumulation Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account for application in accordance with Section 4.04. For purposes of determining the availability of funds or the balance in the Accumulation Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings, if any, on such funds shall be deemed not to be available or on deposit.

(c)  On the Determination Date preceding (i) each Distribution Date with respect to the Controlled Accumulation Period and (ii) the first Distribution Date of the Early Amortization Period, the Servicer shall calculate the “Accumulation Reserve Draw Amount” which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date over the Principal Funding Account Investment Proceeds with respect to such Distribution Date; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Accumulation Reserve Account under Section 4.04(f) with respect to such Distribution Date.

(d)  In the event that for any Distribution Date the Accumulation Reserve Draw Amount is greater than zero, the Accumulation Reserve Draw Amount, up to the Available Accumulation Reserve Account Amount, shall be (i) withdrawn from the Accumulation Reserve Account on the Transfer Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and (ii) deposited into the Collection Account for application as Series [__]-[__] Available Finance Charge Collections for such Distribution Date.

(e)  In the event that the Accumulation Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Accumulation Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee (acting in accordance with the instructions of the Servicer) shall withdraw from the Accumulation Reserve Account, and pay to the holders of the Transferor Interest an amount equal to such Accumulation Reserve Account Surplus.

(f)  Upon the earliest to occur of (i) the day on which the Allocation Amount is reduced to zero, (ii) the occurrence of an Event of Default with respect to the Series [__]-[__] Notes and acceleration of such Series [__]-[__] Notes pursuant to Section 7.02 of the Indenture, the first Distribution Date with respect to the Early Amortization Period, (iii) the Expected Final Distribution Date, and (iv) the termination of the Trust pursuant to the Trust Agreement, the Indenture Trustee (acting in accordance with the instructions of the Servicer) after the prior payment of all amounts owing to the Series [__]-[__] Noteholders which are payable from the Accumulation Reserve Account as provided herein, shall withdraw from the Accumulation Reserve Account and pay to the holders of the Transferor Interest all amounts, if any, on deposit in the Accumulation Reserve Account and the Accumulation Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement.

(g)  Notwithstanding the foregoing, following an Event of Default with respect to the Series [__]-[__] Notes and acceleration of such Series [__]-[__] Notes, any Accumulation Reserve Account Surplus or other amounts on deposit in the Accumulation Reserve Account shall be applied toward payment of any amounts owing with respect to the Series [__]-[__] Notes before such amounts are paid to the holders of the Transferor Interest.

Section 4.12. Investment Instructions. Any investment instructions given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 10:00 A.M. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 1:00 P.M. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 1:00 P.M. (New York City time) on the day such investment is requested to be made.

Section 4.13. [RESERVED].

Section 4.14. Sale of Collateral for Series [__]-[__] Notes That are Accelerated or Reach Legal Maturity.

(a)  If the Series [__]-[__] Notes have been accelerated pursuant to Section 7.02 of the Indenture following an Event of Default, the Indenture Trustee may, subject to the conditions specified in Section 4.14(b), and at the direction of the Holders of more than 66 2⁄3% of the Outstanding Principal Amount of the Series [__]-[__] Notes will, subject to the conditions specified in Section 4.14(b), sell Principal Receivables (or interests therein) in an amount (as determined by the Issuer and provided to the Indenture Trustee) not to exceed the Allocation Amount as of the close of business on the day preceding such sale, plus any related Finance Charge Receivables.

(b)  Such a sale will be permitted only if at least one of the following conditions is met:

(i)  the Holders of more than 90% of the aggregate Outstanding Principal Amount of the Series [__]-[__] Notes consent; or

(ii)  the net proceeds of such sale (plus amounts on deposit in the Issuer Accounts) would be sufficient to pay all amounts due on the Series [__]-[__] Notes; or

(iii)  the Indenture Trustee in consultation with the Servicer determines that the funds to be allocated to the Series [__]-[__] Notes, including (1) Series [__]-[__] Available Finance Charge Collections and Series [__]-[__] Available Principal Collections and (2) amounts on deposit in the Issuer Accounts, may not be sufficient on an ongoing basis to make all payments on the Series [__]-[__] Notes as such payments would have become due if such obligations had not been declared due and payable, and Series [__]-[__] Noteholders evidencing more than 66 2⁄3% of the aggregate Outstanding Principal Amount of the Series [__]-[__] Notes consent to the sale; provided, that the Issuer will provide the Indenture Trustee with the information reasonably requested by the Indenture Trustee to make such determination.

(c)  If the Allocation Amount is greater than zero on the Legal Maturity Date (after giving effect to any allocations, deposits and payments otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall, no later than the Legal Maturity Date, sell or cause to be sold Principal Receivables (or interests therein) in an amount not to exceed the Allocation Amount as of the close of business on the day preceding such sale, plus any related Finance Charge Receivables.

(d)  Upon the occurrence of such sale, the Allocation Amount shall be automatically reduced to zero and Principal Collections and Finance Charge Collections shall no longer be allocated to the Series [__]-[__] Notes.

(e)  Sale proceeds received with respect to the Series [__]-[__] Notes pursuant to clause (a) or (c) above will be applied as specified in Section 7.06 of the Indenture, and amounts available for application pursuant to clause (b) of Section 7.06 of the Indenture shall be allocated and paid in the following priority:

first, to the Class A Noteholders, until the Class A Stated Principal Amount and all current and past due Class A Monthly Interest and Class A Additional Interest has been paid in full; and

second, to the Class B Noteholders, until the Class B Stated Principal Amount and all current and past due Class B Monthly Interest and Class B Additional Interest has been paid in full.

Section 4.15. Distribution Account. The Issuer shall cause to be established and maintained an Eligible Deposit Account (the “Distribution Account”), bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Indenture Trustee and the Series [__]-[__] Noteholders in accordance with Section 5.02(c) of the Indenture. The Indenture Trustee shall possess all right, title and interest in all funds and property from time to time credited to the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the exclusive control of the Indenture Trustee for the benefit of the Series [__]-[__] Noteholders. If, at any time (i) the Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee shall within thirty (30) Business Days (or such longer period upon satisfaction of the Rating Agency Condition, but in any event not to exceed forty-five (45) Business Days) establish a new Distribution Account meeting the conditions specified above as an Eligible Deposit Account and shall transfer any funds or other property to such new Distribution Account or (ii) the Issuer determines for any reason that the Distribution Account should be held at a different Eligible Institution, then upon prior written notice to the Indenture Trustee, the Issuer shall establish or cause to be established a new Distribution Account that is an Eligible Deposit Account and shall transfer any funds or other property from such Distribution Account to such new Distribution Account. Pursuant to the authority granted to the Servicer in Section 3.01 of the Servicing Agreement, the Servicer shall have the power to instruct the Indenture Trustee to make withdrawals and payments from the Distribution Account for the purposes of carrying out the Servicer’s or Indenture Trustee’s duties hereunder. For the avoidance of doubt, funds on deposit in the Distribution Account shall not be invested.

Section 4.16. Governing Law For Hague Securities Convention. Pursuant to Section 8-110(e)(1) of the relevant UCC for purposes of the relevant UCC and the Hague Securities Convention, the local law of the jurisdiction of the Securities Intermediary is the law of the State of New York. Further, the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention and the “securities intermediary’s jurisdiction” as defined in the relevant UCC shall be the State of New York.

[END OF ARTICLE IV]

ARTICLE V

EARLY AMORTIZATION OF THE NOTES

Section 5.01. Early Amortization Events. In addition to the events identified as Early Amortization Events in Article XII of the Indenture, the occurrence of any of the following events (each, an “Early Amortization Event”) shall result in an early amortization event for the Series [__]-[__] Notes:

(a)  if the Quarterly Excess Spread Percentage is less than the Required Quarterly Excess Spread Percentage;

(b)  a failure by Transferor under the Transfer Agreement to convey Receivables in Additional Accounts within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to Section 2.11(b) of the Transfer Agreement;

(c)  if any Servicer Default occurs which would have a material adverse effect on the Series [__]-[__] Noteholders;

(d)  the failure to pay the Notes in full on the Expected Final Distribution Date;

(e)  the occurrence of an Event of Default and acceleration of the Series [__]-[__] Notes pursuant to Article VII of the Indenture;

(f)  (i) failure on the part of Transferor to make any payment or deposit required to be made by it by the terms of the Transfer Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or (ii) failure of the Transferor duly to observe or perform in any material respect any of its covenants or agreements set forth in the Transfer Agreement, which failure has a material adverse effect on the Series [__]-[__] Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of the Series [__]-[__] Notes; or

(g)  any representation or warranty made by Transferor in the Transfer Agreement or any information contained in an account schedule required to be delivered by it pursuant to the Transfer Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of the Series [__]-[__] Notes and as a result of which the interests of the Series [__]-[__] Noteholders are materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this Section 5.01(g) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer Agreement.

In the case of any event described in Section 5.01(a), (b), (d), or (e), an Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event. In the case of any event described in Section 5.01(c), (f) or (g), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series [__]-[__] Notes evidencing more than 50% of the aggregate unpaid principal amount of Series [__]-[__] Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series [__]-[__] Noteholders) may declare that an Early Amortization Event has occurred with respect to the Series [__]-[__] Notes as of the date of such notice.

[END OF ARTICLE V]

ARTICLE VI

LEGAL MATURITY; FINAL PAYMENTS

Section 6.01. Legal Maturity. The Series [__]-[__] Notes shall be considered to be paid in full, the Holders of such Series [__]-[__] Notes shall have no further right or claim, and the Issuer shall have no further obligation or liability with respect to such Series [__]-[__] Notes on the earliest to occur of (i) the date on which the Outstanding Principal Amount with respect to Series [__]-[__], and all Monthly Interest on such Series [__]-[__] Notes, is paid in full, (ii) the date on which Collateral is sold and the proceeds in respect thereof applied in accordance with Section 7.08 of the Indenture and Section 4.14, and (iii) the Legal Maturity Date, in each case after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made in connection therewith.

[END OF ARTICLE VI]

ARTICLE VII

DELIVERY OF SERIES [__]-[__] NOTES; DISTRIBUTIONS AND REPORTS TO SERIES [__]-[__] NOTEHOLDERS

Section 7.01. Form of Delivery for the Series [__]-[__] Notes; Depository; Denominations.

(a)  The Class A Notes shall be delivered in the form of Global Notes as provided in Section 3.02 of the Indenture.

(b)  The Class B Notes shall be delivered in the form of Certificated Registered Notes as provided in Section 3.02 of the Indenture.

(c)  The Depository for the Class A Notes shall be The Depository Trust Company, and the Class A Notes shall initially be registered in the name of Cede & Co., its nominee.

(d)  The Series [__]-[__] Notes shall be issued in minimum denominations of $[100,000][1,000] and integral multiples of $[1,000][1].

Section 7.02. Delivery and Payment for the Series [__]-[__] Notes. The Issuer shall execute and deliver the Series [__]-[__] Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series [__]-[__] Notes when authenticated, each in accordance with Section 4.03 of the Indenture.

Section 7.03. Distributions.

(a)  On each Distribution Date, the Paying Agent shall distribute, based upon the Monthly Noteholders’ Statement delivered by the Servicer pursuant to Section 7.04(b) hereof, to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account or otherwise maintained by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

(b)  On each Distribution Date with respect to the Early Amortization Period and on the Expected Final Distribution Date, the Paying Agent shall distribute, based upon the Monthly Noteholders’ Statement delivered by the Servicer pursuant to Section 7.04(b) hereof, to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Principal Funding Account or otherwise maintained by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

(c)  On each Distribution Date, the Paying Agent shall distribute, based upon the Monthly Noteholders’ Statement delivered by the Servicer pursuant to Section 7.04(b) hereof, to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account or otherwise maintained by the

Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

(d)  On each Distribution Date with respect to the Early Amortization Period and on the Expected Final Distribution Date, the Paying Agent shall distribute, based upon the Monthly Noteholders’ Statement delivered by the Servicer pursuant to Section 7.04(b) hereof, to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Principal Funding Account or otherwise maintained by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

(e)  The distributions to be made pursuant to this Section 7.03 are subject to the provisions of Sections 2.07 and Section 4.01 of the Transfer Agreement and Section 6.01 of the Servicing Agreement.

(f)  Except as provided in Section 13.08 of the Indenture with respect to a final distribution, distributions to Series [__]-[__] Noteholders hereunder shall be made by check mailed to each Series [__]-[__] Noteholder at such Series [__]-[__] Noteholder’s address appearing in the Note Register without presentation or surrender of any Series [__]-[__] Note or the making of any notation thereon; provided, however, that with respect to the Class A Notes registered in the name of a clearing agency, such distributions shall be made to such clearing agency in immediately available funds and with respect to the Holder of any Class B Note if such Holder shall have provided written wire transfer instructions to the Indenture Trustee and the Paying Agent not less than five (5) Business Days prior to the Distribution Date, then the Indenture Trustee or the Paying Agent, as applicable, shall make distributions to such Holder by wire transfer of immediately available funds.

Section 7.04. Reports and Statements to Series [__]-[__] Noteholders.

(a)  On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, will make available electronically on its website https://pivot.usbank.com to each Series [__]-[__] Noteholder a Monthly Noteholders’ Statement substantially in the form of Exhibit B-1 (or otherwise containing substantially comparable information) prepared by the Servicer and delivered to the Paying Agent, which shall (amongst other things) set forth (i) the Seller’s Interest Amount, (ii) the Required Seller’s Interest Amount, in each case as of the Seller’s Interest Amount Measurement Date and (iii) the amount of seller’s interest maintained by the Transferor as of the Transferor Amount Measurement Date calculated in accordance with Regulation RR.

(b)  On or prior to each Determination Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent, the Transferor, each Rating Agency and the Owner Trustee (i) the Monthly Noteholders’ Statement and (ii) a Monthly Servicer’s Certificate substantially in the form of Exhibit C (or otherwise containing substantially comparable information).

(c)  The Servicer shall include in each Monthly Noteholders’ Statement delivered pursuant to Section 7.04(b) such information as is required to satisfy the Credit Risk and Performance Disclosure.

(d)  At the time of delivery of any periodic distribution report, while the Series [__]-[__] Notes are outstanding, the Paying Agent on behalf of the Indenture Trustee, shall make available to each Series [__]-[__] Noteholder copies of the Credit Risk and Performance Disclosure.

(e)  A copy of each statement or certificate provided pursuant to Section 7.04(b) above may be obtained by any Series [__]-[__] Noteholder or any Note Owner thereof by a request in writing to the Servicer.

(f)  On or before January 31 of each calendar year, beginning with calendar year 20[__], the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [__]-[__] Noteholder, a statement substantially in the form of Exhibit B-2 to this Indenture Supplement prepared by the Servicer for such calendar year or the applicable portion thereof during which such Person was a Series [__]-[__] Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

Section 7.05. Restrictions on Transfer of the Class B Notes. The Class B Notes (i) shall be subject to the transfer restrictions set forth in Section 8.06 of this Indenture Supplement, (ii) shall bear the legend set forth in Section 4.04(l) of the Indenture and be subject to the terms and transfer restrictions provided in such Section 4.04(l) and (iii) shall bear the following legend and be subject to the transfer restrictions provided therein:

BY ITS ACQUISITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) SHALL BE DEEMED TO REPRESENT, WARRANT AND COVENANT ON THE DATE OF ACQUISITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN) AND THROUGHOUT THE PERIOD OF HOLDING THIS CLASS B NOTE (OR ANY INTEREST HEREIN) THAT EITHER (A) IT IS NOT ACQUIRING THIS CLASS B NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH OF THE FOREGOING, A “BENEFIT PLAN”) OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (B)(1) THE CLASS B NOTES ARE RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN) WILL

NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW. NO CLASS B NOTE HOLDER WILL BE PERMITTED TO TRANSFER THIS CLASS B NOTE TO ANY PERSON OR ENTITY, UNLESS SUCH PERSON OR ENTITY CAN ITSELF TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS AND COVENANTS AS PRESENTED IN THIS PARAGRAPH.

[END OF ARTICLE VII]

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01. Non-petition Covenant. To the fullest extent permitted by applicable law, the Indenture Trustee, by entering into this Indenture Supplement, agrees that it will not at any time, acquiesce, petition or otherwise invoke or cause the Issuer or the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer or the Transferor under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Issuer or the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer or the Transferor.

Section 8.02. Actions by the Issuer. Subject to the Servicing Agreement, all action to be taken by the Issuer under this Indenture Supplement shall be taken by the Transferor or the Administrator or the Owner Trustee (subject to the conditions on which the Owner Trustee is to act in accordance with the Trust Agreement) on behalf of the Issuer and all notices to be given or received by the Issuer under this Indenture Supplement shall be given or received by the Administrator or the Owner Trustee, on behalf of the Issuer.

Section 8.03. Limitations on Liability.

(a)  It is expressly understood and agreed by the parties hereto that (i) this Indenture Supplement is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to the Indenture and by any Person claiming by, through or under them, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Indenture Supplement, and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any related documents.

(b)  None of the Indenture Trustee, the Owner Trustee, the Servicer, the Administrator, the Beneficiary or any other beneficiary of the Issuer or any of their respective officers, directors, employees, members, incorporators or agents shall have any liability with respect to this Indenture Supplement, and any recourse may be had solely to the Collateral.

(c)  In no event shall the Indenture Trustee have any responsibility to monitor compliance with Regulation RR, the UK Securitization Rules, the EU Securitization Rules or any other rules or regulations regarding risk retention. The Indenture Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Series [__]-[__] Noteholder or any other party for a violation of such rules and regulations now or hereinafter in effect.

Section 8.04. FATCA Matters. Each Series [__]-[__] Noteholder or Note Owner, by the purchase of such Series [__]-[__] Note or its acceptance of a beneficial interest therein, acknowledges that interest on the Series [__]-[__] Notes will be treated as United States source interest, and, as such, United States withholding tax may apply. Each Series [__]-[__] Noteholder or Note Owner further agrees, upon request, to provide any certifications that may be required under applicable law, regulations or procedures to evidence such status and understands that if it ceases to satisfy the foregoing requirements or provide requested documentation, payments to it under the Series [__]-[__] Notes may be subject to United States withholding tax (without any corresponding gross- up). Without limiting the foregoing, if a payment made under this Indenture Supplement or the Indenture would be subject to United States federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with FATCA (including the requirements of Code Sections 1471(b) or 1472(b), as applicable), such recipient shall deliver to the Issuer, with a copy to the Indenture Trustee, at the time or times prescribed by the Code and at such time or times reasonably requested by the Issuer or the Indenture Trustee, such documentation prescribed by the Code (including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Issuer or the Indenture Trustee to comply with their respective obligations under FATCA, to determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. For these purposes, “FATCA” means (a) Sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the U.S. and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction, and including any amendments made to FATCA after the date of this Indenture Supplement.

Section 8.05. Amendments. Except as expressly set forth in Article X of the Indenture [and in this Section 8.05], this Indenture Supplement may not be amended, restated, supplemented or modified.

[Notwithstanding anything under the Indenture, this Section 8.05 or in any other Transaction Document to the contrary, to the extent permitted by the TIA, this Indenture Supplement may be amended by the Issuer without the consent of the Series [__]-[__] Noteholders or any other Person and without satisfying any other amendment provisions of the Indenture or any other Transaction Document solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuer has delivered notice of such amendment to the Rating Agencies on or prior to the date such amendment is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes shall not affect the rights, indemnities or obligations of the Owner Trustee or the Indenture Trustee without the Owner Trustee’s or the Indenture Trustee’s consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Indenture Supplement may be retroactive (including retroactive to the Benchmark Replacement Date) and this Indenture Supplement may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.]

Section 8.06. [Class B Notes.

(a)  Notwithstanding anything to the contrary in this Indenture Supplement, no interest in the Class B Notes may be directly or indirectly sold, transferred, assigned, exchanged, participated or otherwise conveyed, pledged, hypothecated or rehypothecated or made the subject of a security interest (each such transaction for purposes of this Section 8.06, a “Transfer”) except to a Person who is a “United States person” for United States federal income tax purposes and only upon the prior delivery of an Issuer Tax Opinion to the Indenture Trustee with respect to such Transfer, and any Transfer in violation of these requirements shall be null and void ab initio.

(b)  If not transferred in compliance with the registration provisions of the Securities Act, then no interest in the Class B Notes may be offered, sold or transferred, except (i) pursuant to Rule 144A under the Securities Act (“Rule 144A”) to a person the Noteholder reasonably believes is a “qualified institutional buyer” (a “QIB”) in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A, or (ii) in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S under the Securities Act to a person it reasonably believes is an accredited investor as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) of Regulation D under the Securities Act and any entity in which all of the equity owners come within such paragraphs (an “IAI”) or a QIB, purchasing for its own account or for the account of another IAI or a QIB.]

Section 8.07. Tax Retained Notes.

(a)  Notwithstanding anything to the contrary in this Indenture Supplement, no interest in any Tax Retained Notes may be directly or indirectly sold, transferred, assigned, exchanged, participated or otherwise conveyed, pledged, hypothecated or rehypothecated or made the subject of a security interest (each such transaction for purposes of this Section 8.07, a “Transfer”) unless prior to and in connection with such Transfer either (i) an Issuer Tax Opinion is delivered to the Indenture Trustee with respect to such Transfer (excluding any Tax Retained Notes from such Issuer Tax Opinion to the extent they are otherwise included in the definition of Issuer Tax Opinion in the Indenture) or (ii) an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such Notes will be debt for United States federal income tax purposes.

(b)  With respect to any Transfer for which no Opinion of Counsel is provided pursuant to sub-clause (ii) of the preceding clause (a), the transfer of such Notes must be to a Person who is a “United States person” for United States federal income tax purposes unless otherwise provided in a written opinion of nationally recognized tax counsel. If there are other Notes of the same Class as such transferred Notes which are not Tax Retained Notes prior to such transfer, such transfer will not be effective unless (i) the Tax Retained Notes are part of the same issue (as described in United States Treasury Regulation section 1.1275-2(k)) as the other Notes from the same Class, (ii) neither the Tax Retained Notes nor such other Notes from the same Class will be treated as issued with original issue discount for United States federal income tax purposes or (iii) the Tax Retained Notes and such other Notes from the same Class can be tracked in a manner that will allow each holder of any such Note to identify the information described in United States Treasury Regulation section 1.1275-3(b)(1)(i) with respect to each such Note.

(c)  Any Transfer in violation of these requirements shall be null and void ab initio.

Section 8.08. Investor Communications. Following receipt of a written request during any Monthly Period from a Series [__]-[__] Noteholder seeking to communicate with other Noteholders regarding exercising their contractual rights under the terms of the Transaction Documents, the Issuer shall include or shall cause the Transferor to include, in its Securities Exchange Act Form 10-D filing related to the Monthly Period in which such written request was received: (a) the name of the Series [__]-[__] Noteholder delivering such request, (b) the date the request was received, (c) a statement to the effect that the Issuer has in fact received such request from a Series [__]-[__] Noteholder and that such Series [__]-[__] Noteholder is interested in communicating with other Noteholders with regard to the possible exercise of rights under the Transaction Documents, and (d) a description of the method that other Noteholders may use to contact the requesting Series [__]-[__] Noteholder. Prior, however, to including the items set forth in clauses (a)-(d) above in a Securities Exchange Act Form 10-D filing, the Issuer shall have the right to request from the Series [__]-[__] Noteholder delivering the written request verification that such Series [__]-[__] Noteholder is in fact a Holder of a beneficial interest in a Series [__]-[__] Note. Such verification may be in the form of (x) a written certification from such Series [__]-[__] Noteholder that it is a Holder of beneficial interest in a Series [__]-[__] Note, and (y) one other form of documentation such as a trade confirmation, an account statement, a letter from the broker or dealer, or other similar document. The Transferor will be responsible for any expenses in connection with the filing of its Securities and Exchange Act Form 10-D.

[END OF ARTICLE VIII]

ARTICLE IX

INSOLVENCY PROCEEDING WITH RESPECT TO THE BANK SPONSOR

Section 9.01. Actions Upon Repudiation.

(a)  In the event that the Bank Sponsor becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator for the Bank Sponsor exercises its right of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule, the Servicer shall determine whether the FDIC in such capacity will pay damages in cash as provided in such paragraph (d)(4)(ii). Upon making such determination, the Servicer shall promptly, and in any event no more than one (1) Business Day thereafter, so notify the Indenture Trustee.

(b)  Upon receipt of the notice specified in Section 9.01(a), the Indenture Trustee shall determine the date (the “Applicable Distribution Date”) for making a distribution to the Series [__]-[__] Noteholders of such damages, which date shall be the earlier of (i) the next Distribution Date on which such damages could be distributed and (ii) the earliest practicable date by which the Indenture Trustee could declare a special distribution date, in each case subject to all applicable provisions of the Indenture, applicable law and the procedures of any applicable clearing agency. The Indenture Trustee is authorized and instructed to retain possession and control of the Accumulation Reserve Account and the Collection Account and all amounts on deposit therein.

(c)  When the Applicable Distribution Date is determined, the Servicer shall promptly compute the amount of interest to be paid on each Class of Notes on the Applicable Distribution Date, which interest (unless such Applicable Distribution Date is a Distribution Date) shall be the amount accruing up to the Applicable Distribution Date and which shall be computed by pro rating the amount that would otherwise be payable on the next succeeding Distribution Date on the basis of [(i) the number of days elapsed from such preceding Distribution Date divided by (ii) thirty (30)]. The Servicer shall notify the Indenture Trustee of the applicable amounts of principal and interest to be paid on each Class of Notes not later than the Business Day following the day on which the Applicable Distribution Date is determined.

(d)  If the Applicable Distribution Date is a special distribution date, the Indenture Trustee shall (i) declare such special distribution date (the record date for which shall be the close of business on the day immediately preceding such special distribution date), (ii) declare a special distribution to the Series [__]-[__] Noteholders consisting of unpaid interest on each Series [__]-[__] Note and the outstanding principal balance of each Series [__]-[__] Note and (iii) deliver notice to the Series [__]-[__] Noteholders of such special distribution date and special distribution.

(e)  Following payment by the FDIC of such damages:

(i)  Such damages shall be deposited into the Principal Funding Account;

(ii)  The Servicer shall promptly, and no later than one (1) Business Day after such damages have been paid by the FDIC, (A) compute the amount, if any, required to be withdrawn from available funds in the Accumulation Reserve

Account (and, if necessary, the Collection Account) and transferred to the Principal Funding Account so that the amount on deposit in the Principal Funding Account shall equal the aggregate amount to be distributed as specified in Section 9.01(c), and (B) promptly inform the Indenture Trustee of such computation; and

(iii)  On the Applicable Distribution Date, the Indenture Trustee shall, based on the computations in Section 9.01(c), first, withdraw from monies on deposit in the Accumulation Reserve Account and, if necessary, the Collection Account the amount so computed and cause such amount to be deposited into the Principal Funding Account and, second, cause all amounts deposited into the Principal Funding Account pursuant to this Section 9.01 to be applied in accordance with Section 7.06 of the Indenture and amounts available for application pursuant to clause (b) of Section 7.06 of the Indenture shall be allocated and paid as provided in Section 4.14(e).

(f)  Any funds remaining in the Collection Account and the Accumulation Reserve Account shall be distributed on the following Distribution Date (or on such Applicable Distribution Date, if it is not a Distribution Date), such distributions to be made in accordance with the applicable provisions of the Transaction Documents, with the Servicer to adjust the amounts of such distributions in its records to take into account the amounts distributed on the Applicable Distribution Date.

Section 9.02. Notice.

(a)  In the event that the Bank Sponsor becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator provides a written notice of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule, the party receiving such notice shall promptly deliver such notice to each of the Servicer, the Transferor, the Trust and the Indenture Trustee.

(b)  If the FDIC (i) is appointed as a conservator or receiver of the Bank Sponsor and (ii) is in monetary default hereunder or under the other Transaction Documents, the Indenture Trustee shall, at the direction of the Majority Holders of all Outstanding Notes, the Servicer or a Series [__]-[__] Noteholder, be entitled to deliver written notice to the FDIC requesting the exercise of contractual rights hereunder and under the other Transaction Documents.

Section 9.03. Reservation of Rights. Neither the inclusion of this Article IX in this Indenture Supplement nor the compliance by any Person with, or the acknowledgement by any Person of, this Article’s provisions constitutes an agreement or acknowledgment by any Person that, in the case of an insolvency proceeding with respect to the Bank Sponsor, a receiver or conservator will have any rights with respect to the Trust Assets.

[END OF ARTICLE IX]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, all as of the day and year first above written.

BREAD FINANCIAL CARD ISSUANCE TRUST, as Issuer

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee and not in its individual capacity

By:
Name:
Title:

U.S. BANK, NATIONAL ASSOCIATION, as Securities Intermediary and not in its individual capacity

By:
Name:
Title:

[Signature Page to Indenture Supplement]

ACKNOWLEDGED AND AGREED TO BY:

COMENITY CAPITAL BANK

for itself, as Servicer, Administrator and as a Repurchase Party

By:
Name:
Title

BREAD FINANCIAL FUNDING, LLC, as Transferor and as a Repurchase Party

By:
Name:
Title

[Signature Page to Indenture Supplement]

EXHIBIT A-1

FORM OF

CLASS A SERIES [__]-[__] [FLOATING][FIXED] RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) – ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS CLASS A NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

BY ITS ACQUISITION OF THIS CLASS A NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) SHALL BE DEEMED TO REPRESENT, WARRANT AND COVENANT ON THE DATE OF ACQUISITION OF THIS CLASS A NOTE (OR ANY INTEREST HEREIN) AND THROUGHOUT THE PERIOD OF HOLDING THIS CLASS A NOTE (OR ANY INTEREST HEREIN) THAT EITHER (A) IT IS NOT ACQUIRING THIS CLASS A NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH OF THE FOREGOING, A “BENEFIT PLAN”) OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (B)(1) THE CLASS A NOTES ARE RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) THE

A-1-1

ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS A NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW. NO CLASS A NOTE HOLDER WILL BE PERMITTED TO TRANSFER THIS CLASS A NOTE TO ANY PERSON OR ENTITY, UNLESS SUCH PERSON OR ENTITY CAN ITSELF TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS AND COVENANTS AS PRESENTED IN THIS PARAGRAPH.

INITIAL PRINCIPAL AMOUNT
REGISTERED	$[__________][1]
No. R-1	CUSIP NO. [______]

BREAD FINANCIAL CARD ISSUANCE TRUST

CLASS A SERIES [__]-[__] [FLOATING][FIXED] RATE ASSET BACKED NOTE

Bread Financial Card Issuance Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by the Amended and Restated Trust Agreement, dated as of June 11, 2026, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of $[____] payable on the [_____] Distribution Date (the “Expected Final Distribution Date”) in accordance with the Indenture, except as otherwise provided below; provided, however, that the principal amount of this Note shall be due and payable on the [_____] Distribution Date (the “Legal Maturity Date”) in accordance with the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year [consisting of the actual number of days in the applicable Interest Period] [consisting of twelve (12) 30 day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal balance of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

1 [Denominations of $[100,000][1,000] and increments of $[1,000][1] in excess thereof.]

A-1-2

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

BREAD FINANCIAL CARD ISSUANCE TRUST, as Issuer

By:	BNY MELLON TRUST OF
DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated: [_____], 20[__]

A-1-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

Dated: [_____], 20[__]

A-1-4

BREAD FINANCIAL CARD ISSUANCE TRUST

CLASS A SERIES [__]-[__] [FLOATING][FIXED] RATE ASSET BACKED NOTE

[Reverse of Class A Note]

This Class A Note is one of a duly authorized issue of the Notes of the Issuer, designated as its Bread Financial Card Issuance Trust, Series [__]-[__] (the “Series [__]-[__] Notes”), issued under an Indenture, dated as of June 11, 2026 (the “Indenture”), by and among the Issuer, U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), as supplemented by the Series [__]-[__] Indenture Supplement, dated as of [_____], 20[__] (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Series [__]-[__] Notes also include the Class B Notes issued under the Indenture simultaneously with the Class A Notes.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note in accordance with the Indenture for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under this Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The Expected Final Distribution Date is the [_____] Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of notes or additional notes of any Series.

A-1-5

On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder’s pro rata share of the amounts maintained by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series [__]-[__] Noteholders shall be made (i) by check mailed to each Series [__]-[__] Noteholder (at such Noteholder’s address as it appears in the Note Register), except that with respect to any Series [__]-[__] Notes registered in the name of the nominee of a clearing agency, such distribution shall be made in immediately available funds and with respect to the Class B Notes if the Noteholder has provided written wire transfer instructions to the Indenture Trustee as provided in the Indenture, then such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series [__]-[__] Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series [__]-[__] Noteholders in accordance with the Indenture.

On any day occurring on or after the date on which the Outstanding Principal Amount of the Series [__]-[__] Notes is reduced to less than 10% of its highest Outstanding Principal Amount at any time, the Trust shall have the right, but not the obligation to, redeem the Series [__]-[__] Notes at a redemption price equal to 100% of the Outstanding Principal Amount of the Series [__]-[__] Notes, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Notes to but excluding the date of redemption; provided, however, that in no event shall an optional redemption occur if 25% or more of the Initial Principal Amount of the Series [__]-[__] Notes is still outstanding.

This Class A Note does not represent an obligation of, or an interest in, the Transferor, Comenity Capital Bank, or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $[100,000][1,000] and $[1,000][1] increments in excess thereof. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency of the Issuer in a place of payment, accompanied by a written instrument of transfer, in a form satisfactory to the Issuer and the Note Registrar, duly executed by the Class A Noteholder or such Class A Noteholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate Stated Principal Amount, Expected Final Distribution Date and Legal Maturity Date and of like terms will be issued to the designated transferee or transferees.

A-1-6

As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate Stated Principal Amount, Expected Final Distribution Date and Legal Maturity Date and of like terms upon surrender of such Notes to be exchanged at the office or agency of the Issuer in a place of payment. No service charge may be imposed for any such exchange but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-1-7

ASSIGNMENT

Social Security or other identifying number of assignee ______________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________

Signature Guaranteed:

A-1-8

EXHIBIT A-2

FORM OF

CLASS B SERIES [__]-[__] [FIXED][FLOATING] RATE ASSET BACKED NOTE

THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS CLASS B NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CLASS B NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME AT ANY TIME DURING WHICH THE CLASS B NOTES ARE DEEMED TO BE ISSUED AND OUTSTANDING FOR SUCH PURPOSES.

BY ITS ACQUISITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) SHALL BE DEEMED TO REPRESENT, WARRANT AND COVENANT ON THE DATE OF ACQUISITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN) AND THROUGHOUT THE PERIOD OF HOLDING THIS CLASS B NOTE (OR ANY INTEREST HEREIN) THAT EITHER (A) IT IS NOT ACQUIRING THIS CLASS B NOTE (OR INTEREST HEREIN) WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” DESCRIBED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH OF THE FOREGOING, A “BENEFIT PLAN”) OR A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN THAT IS SUBJECT TO STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (B)(1) THE CLASS B NOTES ARE RATED AT LEAST “BBB-” OR ITS EQUIVALENT BY A NATIONALLY RECOGNIZED

A-2-1

STATISTICAL RATING ORGANIZATION AT THE TIME OF PURCHASE OR TRANSFER AND (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS CLASS B NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW. NO CLASS B NOTE HOLDER WILL BE PERMITTED TO TRANSFER THIS CLASS B NOTE TO ANY PERSON OR ENTITY, UNLESS SUCH PERSON OR ENTITY CAN ITSELF TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS AND COVENANTS AS PRESENTED IN THIS PARAGRAPH.

A-2-2

INITIAL PRINCIPAL AMOUNT
REGISTERED No. R-1	$[____]

BREAD FINANCIAL CARD ISSUANCE TRUST

CLASS B SERIES [__]-[__] [FLOATING][FIXED] RATE ASSET BACKED NOTE

Bread Financial Card Issuance Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by the Amended and Restated Trust Agreement, dated as of June 11, 2026, for value received, hereby promises to pay to Bread Financial Funding, LLC, subject to the following provisions, the principal sum of $[____] payable on the [_____] Distribution Date (the “Expected Final Distribution Date”) in accordance with the Indenture, except as otherwise provided below; provided, however, that the amount of this Note shall be due and payable on the [____] Distribution Date (the “Legal Maturity Date”) in accordance with the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year [consisting of the actual number of days in the applicable Interest Period][consisting of twelve (12) 30 day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal balance of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

A-2-3

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

BREAD FINANCIAL CARD ISSUANCE TRUST,
as Issuer

By:	BNY MELLON TRUST OF DELAWARE,
not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated: [_____], 20[__]

A-2-4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Authorized Signatory

Dated [_____], 20[__]

A-2-5

BREAD FINANCIAL CARD ISSUANCE TRUST

CLASS B SERIES [__]-[__] [FLOATING][FIXED] RATE ASSET BACKED NOTE

[Reverse of Class B Note]

This Class B Note is one of a duly authorized issue of the Notes of the Issuer, designated as its Bread Financial Card Issuance Trust, Series [__]-[__] (the “Series [__]-[__] Notes”), issued under the Indenture, dated as of June 11, 2026 (the “Indenture”), by and among the Issuer, U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), as supplemented by the Series [__]-[__] Indenture Supplement dated as of [_____], 20[__] (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Series [__]-[__] Notes also include the Class A Notes issued under the Indenture simultaneously with the Class B Notes. The Class B Notes are subordinate to the Class A Notes.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note in accordance with the Indenture for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The Expected Final Distribution Date is the [_____] Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit the Controlled Deposit Amount into the Principal Funding Account, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Final Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of notes or additional notes of any Series.

A-2-6

On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder’s pro rata share of the amounts maintained by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series [__]-[__] Noteholders shall be made by (i) check mailed to each Series [__]-[__] Noteholder (at such Noteholder’s address as it appears in the Note Register), except that with respect to any Series [__]-[__] Notes registered in the name of the nominee of a clearing agency, such distribution shall be made in immediately available funds and with respect to the Class B Notes if the Noteholder has provided written wire transfer instructions to the Indenture Trustee as provided in the Indenture, then such distribution shall be made in immediately available funds to the Class B Noteholder and (ii) without presentation or surrender of any Series [__]-[__] Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series [__]-[__] Noteholders in accordance with the Indenture.

On any day occurring on or after the date on which the Outstanding Principal Amount of the Series [__]-[__] Notes is reduced to less than 10% of its highest Outstanding Principal Amount at any time, the Trust shall have the right, but not the obligation to, redeem the Series [__]-[__] Notes at a redemption price equal to 100% of the Outstanding Principal Amount of the Series [__]-[__] Notes, plus accrued, unpaid and additional interest or principal accreted and unpaid on such Notes to but excluding the date of redemption; provided, however, that in no event shall an optional redemption occur if 25% or more of the Initial Principal Amount of the Series [__]-[__] Notes is still outstanding.

This Class B Note does not represent an obligation of, or an interest in, the Transferor, Comenity Capital Bank or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $[100,000][1,000] and $[1,000][1] increments in excess thereof. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency of the Issuer in a place of payment, accompanied by a written instrument of transfer, in a form satisfactory to the Issuer and the Note Registrar, duly executed by the Class B Noteholder or such Class B Noteholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate Stated Principal Amount, Expected Final Distribution Date and Legal Maturity Date and of like terms will be issued to the designated transferee or transferees.

A-2-7

As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate Stated Principal Amount, Expected Final Distribution Date and Legal Maturity Date and of like terms upon surrender of such Notes to be exchanged at the office or agency of the Issuer in a place of payment. No service charge may be imposed for any such exchange but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-2-8

ASSIGNMENT

Social Security or other identifying number of assignee ______________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________

(name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________ ___________________________

Signature Guaranteed:

A-2-9

EXHIBIT B-1

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

BREAD FINANCIAL CARD ISSUANCE TRUST

SERIES [__]-[__]

MONTHLY PERIOD ENDING [___] 20[___]

Pursuant to (i) the Indenture, dated as of June 11, 2026 (the “Indenture”), by and among Bread Financial Card Issuance Trust, as issuer (the “Issuer”), U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), as supplemented by the Indenture Supplement, dated as of [_____], 20[__] (the “Indenture Supplement”), by and among the Issuer, the Indenture Trustee and the Securities Intermediary, and (ii) the Servicing Agreement, dated as of June 11, 2026 (the “Servicing Agreement”), by and among Bread Financial Funding, LLC, as transferor (the “Transferor”), Comenity Capital Bank, as servicer (in such capacity, the “Servicer”) and administrator, the Issuer and the Indenture Trustee, the Servicer is required to prepare certain information each month regarding current payments to the Series [__]-[__] Noteholders and the performance of the Issuer during the previous monthly period. The information prepared with respect to the Distribution Date of [___], 20[__] is set forth below. Certain terms used in this Monthly Noteholders’ Statement have their respective meanings set forth in the Indenture, the Indenture Supplement and the Servicing Agreement.

A) Information regarding payments in respect of the Class A Notes
(1) The total amount of the payment in respect of the Class A Notes	$__________
(2) The amount of the payment set forth in line item (1) above in respect of Class A Monthly Interest	$__________
(3) The amount of the payment set forth in line item (1) above in respect of Class A Monthly Interest previously due but not distributed on a prior Distribution Date	$__________
(4) The amount of the payment set forth in line item (1) above in respect of Class A Additional Interest and the amount of Class A Additional Interest previously due but not distributed on a prior Distribution Date	$__________
(5) The amount of the payment set forth in line item (1) above in respect of principal of the Class A Notes	$__________
B) Information regarding payments in respect of the Class B Notes
(1) The total amount of the payment in respect of the Class B Notes	$__________
(2) The amount of the payment set forth in line item (1) above in respect of Class B Monthly Interest	$__________
(3) The amount of the payment set forth in line item (1) above in respect of Class B Monthly Interest previously due but not distributed on a prior Distribution Date	$__________

B-1-1

(4) The amount of the payment set forth in line item (1) above in respect of Class B Additional Interest and the amount of Class B Additional Interest previously due but not distributed on a prior Distribution Date	$__________
(5) The amount of the payment set forth in line item (1) above in respect of principal of the Class B Notes	$__________

COMENITY CAPITAL BANK, as Servicer

By:
Name:
Title:

B-1-2

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

BREAD FINANCIAL CARD ISSUANCE TRUST SERIES [__]-[__]

MONTHLY PERIOD ENDING [●] [●] 20[●]

Record date	[●] [●], 20[●]
Determination Date	[●] [●], 20[●]
Transfer Date	[●] [●], 20[●]
Distribution date	[●] [●], 20[●]
Monthly period beginning	[●] [●], 20[●]
Monthly period ending	[●] [●], 20[●]
Days in monthly period	[●]
Interest period beginning	[●] [●], 20[●]
Interest period ending	[●] [●], 20[●]
Days in interest period	[●]

I. TRUST-LEVEL PORTFOLIO INFORMATION
A. Aggregate Receivables and Collections
1. Principal Receivables — beginning of Monthly Period	$[●]
2. Finance Charge Receivables — beginning of Monthly Period	$[●]
3. Addition of Principal Receivables during the Monthly Period (excludes Automatic Additions)	$[●]
4. Addition of Finance Charge Receivables during the Monthly Period (excludes Automatic Additions)	$[●]
5. Removal of Principal Receivables during the Monthly Period	$[●]
6. Removal of Finance Charge Receivables during the Monthly Period	$[●]
7. Principal Receivables — end of Monthly Period	$[●]
8. Finance Charge Receivables — end of Monthly Period	$[●]
B. Trust Collections during the Monthly Period
1. Principal Collections	$[●]
2. Finance Charge Collections (including Interchange, Merchant Discount Fees, and Recoveries)	$[●]
3. Total Collections	$[●]
4. Interchange	$[●]
5. Merchant Discount Fees	$[●]
6. Recoveries recognized	$[●]

B-1-3

C. Portfolio Performance Metrics
1. Total Payment Rate (Collections ÷ beginning Principal Receivables)	[●]%
2. Default Amount
3. Gross Loss Rate (annualized Default Amount ÷ beginning Principal Receivables)	[●]%
4. Net Loss Rate (annualized (Default Amount – Recoveries) ÷ beginning Principal Receivables)	[●]%
5. Required Seller’s Interest Amount	$[●]
6. Seller’s Interest Amount — end of Monthly Period	$[●]
7. Seller’s Interest percentage — end of Monthly Period	[●]%
8. Required Pool Balance — end of Monthly Period	$[●]
9. Pool Balance — end of Monthly Period	$[●]
10. Required Transferor Amount	$[●]
11. Transferor Amount — end of Monthly Period	$[●]

D. Delinquencies — end of Monthly Period
	Receivables	% of Receivables	Accounts	% of Accounts
1-29 days delinquent	$[●]	[●]%	$[●]	[●]%
30–59 days delinquent	$[●]	[●]%	$[●]	[●]%
60–89 days delinquent	$[●]	[●]%	$[●]	[●]%
90–119 days delinquent	$[●]	[●]%	$[●]	[●]%
120–149 days delinquent	$[●]	[●]%	$[●]	[●]%
150-179 days delinquent	$[●]	[●]%	$[●]	[●]%
180+ days delinquent	$[●]	[●]%	$[●]	[●]%
E. Delinquency Trigger
1. 60-Day Delinquent Receivables (60 or more days delinquent; basis for the Delinquency Percentage)			$[●]
2. Delinquency Percentage			[●]%
3. Maximum Delinquency Percentage (lowest applicable threshold across outstanding Series)			[●]%
4. Delinquency Trigger occurred this Monthly Period?			[Yes / No]

II. SERIES [__]-[__] — ALLOCATION METRICS AND CREDIT SUPPORT
A. Series Information
1. Series Name	[__]-[__]
2. Expected Final Distribution Date	[●]
3. Legal Maturity Date	[●]
4. Scheduled commencement of Controlled Accumulation Period	[●]
5. Controlled Accumulation Period Length	[●] months

B-1-4

6. Series [__]-[__] Stated Principal Amount — current Distribution Date	$[●]
7. Outstanding Principal Amount — current Distribution Date	$[●]
8. Current period status	[Revolving / Controlled Accumulation / Early Amortization]
9. [Current period Benchmark]	[●]
B. Series Allocation Amount Roll-Forward
1. Series Allocation Amount — beginning of Monthly Period	$[●]
2. Plus: increases in Series [__]-[__] Stated Principal Amount from issuance of additional Series [__]-[__] Notes	$[●]
3. Plus: Reimbursement of Investor Charge-Offs (Section 4.04(e))	$[●]
4. Plus: Reimbursement of Reallocated Principal Collections (Section 4.04(e))	$[●]
5. Less: Series [__]-[__] Monthly Principal deposited to Principal Funding Account / paid (Section 4.05)	$([●])
6. Less: Investor Charge-Offs (Section 4.07)	$([●])
7. Less: Reallocated Principal Collections (Section 4.08)	$([●])
8. Series Allocation Amount — end of Monthly Period	$[●]
C. Allocation Percentages
1. Series [__]-[__] Floating Allocation Percentage (average of daily values for the Monthly Period)	[●]%
2. Series [__]-[__] Principal Allocation Percentage (average of daily values for the Monthly Period)	[●]%
3. Series [__]-[__] Monthly Allocation Percentage (average of daily values for the Monthly Period)	[●]%

Class Details	Margin	Total Interest Rate	Stated Principal Amount
Class A	[●]%	[●]%	$[●]
Class B	[●]%	[●]%	$[●]

E. Credit Support and Series Accounts
Principal Funding Account
1. Principal Funding Account — ending balance on prior Distribution Date	$[●]
2. Deposits to be made on the Distribution Date (Sections 4.05(b)(i) and 4.06)	$[●]
3. Principal Funding Account Investment Proceeds (Section 4.06)	$[●]

B-1-5

4. Withdrawals related to the Monthly Period (Sections 4.05(c) and 4.06)	$([●])
5. Principal Funding Account — ending balance on current Distribution Date	$[●]
Accumulation Reserve Account
1. Accumulation Reserve Account — ending balance on prior Distribution Date	$[●]
2. Deposits to the Accumulation Reserve Account (Section 4.04(f))	$[●]
3. Withdrawals from the Accumulation Reserve Account (Section 4.11(d))	$([●])
4. Accumulation Reserve Account Surplus released to the Transferor (Section 4.11(e))	$([●])
5. Accumulation Reserve Account — ending balance on current Distribution Date	$[●]
6. Required Accumulation Reserve Account Amount	$[●]
7. Available Accumulation Reserve Account Amount	$[●]
8. Covered Amount	$[●]
Excess Funding Account
1. Excess Funding Account — ending balance as of end of Monthly Period	$[●]

III. SERIES [__]-[__] — FINANCE CHARGE COLLECTIONS AND APPLICATION (SECTION 4.04)
A. Series [__]-[__] Available Finance Charge Collections
1. Series [__]-[__] Finance Charge Collections	$[●]
2. Plus: Principal Funding Account Investment Proceeds (Section 4.06)	$[●]
3. Plus: amounts withdrawn from the Accumulation Reserve Account treated as Available Finance Charge Collections (Section 4.11)	$[●]
4. Series [__]-[__] Available Finance Charge Collections	$[●]
B. Application of Series [__]-[__] Available Finance Charge Collections (Section 4.04)
(a) Class A Monthly Interest (current and previously due) and Class A Additional Interest (current and previously due)	$[●]
(b) Series [__]-[__] Servicing Fee (current and previously due)	$[●]
(c) Class B Monthly Interest (current and previously due) and Class B Additional Interest (current and previously due)	$[●]
(d) Series [__]-[__] Default Amount (treated as Series [__]-[__] Available Principal Collections)	$[●]
(e) Reimbursement of unreimbursed Investor Charge-Offs and Reallocated Principal Collections (treated as Series [__]-[__] Available Principal Collections)	$[●]

B-1-6

(f) Deposit to Accumulation Reserve Account during the Accumulation Reserve Account Funding Period	$[●]
(g) Upon an Event of Default and acceleration, balance up to the Outstanding Principal Amount treated as Series [__]-[__] Available Principal Collections	$[●]
(h) Shared Excess Available Finance Charge Collections available for allocation to other Series in Group [ ] (Section 4.09)	$[●]
(i) amounts due under any other obligations of the Issuer under the Transaction Documents	$[●]
(ii) the balance to the holder of the Transferor Interest	$[●]
C. Application of Shared Excess Available Finance Charge Collections Allocated to Series [__]-[__] (Section 4.09)
1. Shared Excess Available Finance Charge Collections allocated to Series [__]-[__]	$[●]
2. Series [__]-[__] Available Finance Charge Collections Shortfall	$[●]
3. Applied to Class A Monthly Interest, Class A Additional Interest and any past due amounts	$[●]
4. Applied to Series [__]-[__] Servicing Fee (current and previously due)	$[●]
5. Applied to Class B Monthly Interest, Class B Additional Interest and any past due amounts	$[●]
6. Applied to Series [__]-[__] Default Amount treated as Series [__]-[__] Available Principal Collections	$[●]
7. Applied to reimbursement of Investor Charge-Offs and Reallocated Principal Collections	$[●]
8. Applied to Accumulation Reserve Account	$[●]

IV. SERIES [__]-[__] — PRINCIPAL COLLECTIONS AND APPLICATION (SECTION 4.05)
A. Series [__]-[__] Available Principal Collections
1. Series [__]-[__] Principal Collections	$[●]
2. Less: Reallocated Principal Collections (Section 4.08)	$([●])
3. Plus: Series [__]-[__] Available Finance Charge Collections treated as Series [__]-[__] Available Principal Collections (items III.B(d), (e) and (g))	$[●]
4. Series [__]-[__] Available Principal Collections	$[●]
5. Less: Principal Collections released (Section 4.01(i))	$([●])
6. Series [__]-[__] Monthly Principal	$[●]
7. Controlled Deposit Amount (Controlled Accumulation Period)	$[●]
B. Application of Series [__]-[__] Available Principal Collections (report applicable period only)
Revolving Period (Section 4.05(a))

B-1-7

1. Treated as Shared Excess Available Principal Collections (Group [ ])	$[●]
Controlled Accumulation Period (Section 4.05(b)(i))
1. Deposit to Principal Funding Account (Series [__]-[__] Monthly Principal)	$[●]
2. Shared Excess Available Principal Collections available for allocation to other Series in Group [ ]	$[●]
Early Amortization Period (Section 4.05(b)(ii)–(iii))
1. Paid to Class A Noteholders	$[●]
2. Paid to Class B Noteholders	$[●]
3. Shared Excess Available Principal Collections available for allocation to other Series in Group [ ]	$[●]
Report only the period applicable to the related Distribution Date.
C. Application of Shared Excess Available Principal Collections Allocated to Series [__]-[__] (Section 4.10)
1. Shared Excess Available Principal Collections allocated to Series [__]-[__]	$[●]
2. Series [__]-[__] Available Principal Collections Shortfall	$[●]
3. During the Controlled Accumulation Period, deposited to Principal Funding Account	$[●]
4. During the Early Amortization Period, paid to Class A Noteholders	$[●]
5. During the Early Amortization Period, paid to Class B Noteholders	$[●]
D. Note Principal Status
1. Class A Outstanding Principal Amount — current Distribution Date	$[●]
2. Class A Adjusted Outstanding Principal Amount —current Distribution Date	$[●]
3. Class B Outstanding Principal Amount —current Distribution Date	$[●]
4. Class B Adjusted Outstanding Principal Amount —current Distribution Date	$[●]

V. SERIES [__]-[__] — SHARED EXCESS (GROUP [ ])
Finance Charge Collections (Section 4.09)
1. Shared Excess Available Finance Charge Collections contributed by Series [__]-[__] to other Group [ ] Series	$[●]
2. Shared Excess Available Finance Charge Collections applied to Series [__]-[__] from other Group [ ] Series	$[●]
Principal Collections (Section 4.10)
1. Shared Excess Available Principal Collections contributed by Series [__]-[__] to other Group [ ] Series	$[●]

B-1-8

2. Shared Excess Available Principal Collections applied to Series [__]-[__] from other Group [ ] Series	$[●]

VI. SERIES [__]-[__] — PERFORMANCE DATA AND TRIGGER REPORTING
A. Portfolio Yield, Base Rate, and Excess Spread
1. Series [__]-[__] Portfolio Yield — current Monthly Period	[●]%
2. Series [__]-[__] Portfolio Yield — prior Monthly Period	[●]%
3. Series [__]-[__] Portfolio Yield — second prior Monthly Period	[●]%
4. Base Rate — current Distribution Date	[●]%
5. Base Rate — prior Distribution Date	[●]%
6. Base Rate — second prior Distribution Date	[●]%
7. Excess Spread Percentage — current Monthly Period	[●]%
8. Excess Spread Percentage — prior Monthly Period	[●]%
9. Excess Spread Percentage — second prior Monthly Period	[●]%
10. Quarterly Excess Spread Percentage (3-month rolling average)	[●]%
11. Required Quarterly Excess Spread Percentage	[●]%
12. Is the Quarterly Excess Spread Percentage greater than or equal to the Required Quarterly Excess Spread Percentage?	[Yes / No]
B. Period Status and Events
1. Current Period status	[Revolving / Controlled Accumulation / Early Amortization]
2. Early Amortization Event outstanding (Article XII of the Indenture)?	[Yes / No]
3. If Yes — brief description	[●]
4. Event of Default outstanding (Article VII of the Indenture)?	[Yes / No]

B-1-9

To the knowledge of the undersigned, no Early Amortization Event has occurred.

Capitalized terms used in this Monthly Noteholders’ Statement have their respective meanings set forth in the Indenture, the Indenture Supplement and the Servicing Agreement.

COMENITY CAPITAL BANK, as Servicer
By:
Name:
Title:

B-1-10

EXHIBIT B-2

FORM OF MONTHLY PAYMENT INSTRUCTION

BREAD FINANCIAL CARD ISSUANCE TRUST

SERIES [__]-[__]

Determination Date:	[●] [●], 20[●]
Transfer Date:	[●] [●], 20[●]
Distribution Date:	[●] [●], 20[●]

Comenity Capital Bank (the “Bank”), as servicer (in such capacity, the “Servicer”) pursuant to (i) the Servicing Agreement, dated as of June 11, 2026 (the “Servicing Agreement”), among Bread Financial Funding, LLC, as transferor (the “Transferor”), the Servicer, the Bank, as administrator, Bread Financial Card Issuance Trust, as issuer (the “Issuer”), and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and (ii) the Indenture, dated as of June 11, 2026, (the “Indenture”), by and among the Issuer, the Indenture Trustee, and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), as supplemented by the Indenture Supplement, dated as of [_____], 20[__] (the “Indenture Supplement”), by and among the Issuer, the Indenture Trustee and the Securities Intermediary, does hereby instruct the Indenture Trustee to pay, in accordance with the Indenture Supplement, as follows:

TRANSFERS AMONG SERIES ACCOUNTS
1. Amount to be withdrawn from the Collection Account and transferred to the Principal Funding Account	$[●]
2. Amount to be withdrawn from the Principal Funding Account and transferred to the Distribution Account	$[●]
3. Amount to be withdrawn from the Principal Funding Account and transferred to the Collection Account	$[●]
4. Amount to be withdrawn from the Collection Account and transferred to the Accumulation Reserve Account	$[●]
5. Amount to be withdrawn from the Accumulation Reserve Account and transferred to the Collection Account	$[●]

[6. Excess Funding Account — deposits / (withdrawals), if applicable]	$[●]
INTEREST PAYMENTS (from the Distribution Account)
1. Amount to be distributed to the Class A Noteholders	$[●]
2. Amount to be distributed to the Class B Noteholders	$[●]
PRINCIPAL PAYMENTS (from the Principal Funding Account and the Distribution Account)
1. Amount to be distributed to the Class A Noteholders	$[●]

B-2-1

2. Amount to be distributed to the Class B Noteholders	$[●]

Capitalized terms used in this notice have their respective meanings set forth in the Indenture and the Indenture Supplement.

B-2-2

IN WITNESS WHEREOF, the undersigned has duly executed this instruction this [●] day of [●], 20[●].

COMENITY CAPITAL BANK, as Servicer

By:
Name:
Title:

B-2-3

EXHIBIT B-3

FORM OF ANNUAL PAYMENT INFORMATION

BREAD FINANCIAL CARD ISSUANCE TRUST

SERIES [__]-[__]

FOR THE YEAR ENDED DECEMBER 31, 20[●]

The undersigned, a duly authorized representative of Comenity Capital Bank (the “Bank”), as servicer (in such capacity, the “Servicer”) pursuant to (i) the Servicing Agreement, dated as of June 11, 2026 (the “Servicing Agreement”), by and among Bread Financial Funding, LLC, as transferor (the “Transferor”), the Servicer, the Bank, as administrator, Bread Financial Card Issuance Trust, as issuer (the “Issuer”), and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and (ii) the Indenture, dated as of June 11, 2026, (the “Indenture”), by and among the Issuer, the Indenture Trustee and U.S. Bank National Association, as the securities intermediary (the “Securities Intermediary”), as supplemented by the Series [__]-[__] Indenture Supplement, dated as of [_____], 20[__] (the “Indenture Supplement”), by and among the Issuer, the Indenture Trustee and the Securities Intermediary, does hereby certify as follows:

Capitalized terms used in this statement have their respective meanings set forth in the Indenture, the Indenture Supplement and the Servicing Agreement.

Pursuant to Section 7.03 of the Indenture Supplement, the Servicer instructed the Indenture Trustee to pay in accordance with Section 7.03 from amounts in the Collection Account and allocated to Series [__]-[__] or the Principal Funding Account, as applicable, the following aggregate amounts during the year ended December 31, 20[●]:

A)	Pursuant to Section 7.03(a):

	Interest distributed to Class A Noteholders	$________

B)	Pursuant to Section 7.03(b):

	On each Distribution Date with respect to the Early Amortization Period and on the Expected Final Distribution Date principal distributed to the Class A Noteholders	$________

C)	Pursuant to Section 7.03(c):

	Interest distributed to Class B Noteholders	$________

D)	Pursuant to Section 7.03(d):

B-3-1

On each Distribution Date with respect to the Early Amortization Period and on the Expected Final Distribution Date principal distributed to the Class B Noteholders	$________

B-3-2

IN WITNESS WHEREOF, the undersigned has duly executed this statement this [●] day of [●], 20[●].

COMENITY CAPITAL BANK, as Servicer

By:
Name:
Title:

B-3-3

EXHIBIT C

FORM OF MONTHLY SERVICER’S CERTIFICATE

COMENITY CAPITAL BANK

BREAD FINANCIAL CARD ISSUANCE TRUST

SERIES [__]-[__]

The undersigned, a duly authorized representative of Comenity Capital Bank (the “Bank”), as servicer (in such capacity, the “Servicer”), pursuant to the Servicing Agreement, dated as of June 11, 2026 (the “Agreement”), among Bread Financial Funding, LLC, as transferor, the Servicer, the Bank, as administrator, Bread Financial Card Issuance Trust (the “Trust”), as issuer, and U.S. Bank Trust Company, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), does hereby certify that:

1. Capitalized terms used in this Monthly Servicer’s Certificate (this “Certificate”) have their respective meanings set forth in the Agreement or the Indenture, dated as of June 11, 2026 (the “Master Indenture”), by and among the Trust, the Indenture Trustee and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), as supplemented by the Series [__]-[__] Indenture Supplement, dated as of [_____], 20[__], by and among the Trust, the Indenture Trustee and the Securities Intermediary (the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), as applicable.

2. The Bank is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.

4. This Certificate relates to the Distribution Date occurring on [___________, 20___].

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Distribution Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer’s obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Distribution Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:[If applicable, insert “None.”]

C-1

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this [●] day of [●], [●].

COMENITY CAPITAL BANK, as Servicer

By:
Name:
Title:

C-2